Exhibit 99.2
EARNINGS RELEASE FINANCIAL SUPPLEMENT

SECOND QUARTER 2007

JPMORGAN CHASE & CO.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share, ratio and headcount data)

	QUARTERLY TRENDS								YEAR-TO-DATE
							2Q07 Change				2007 Change
	2Q07		1Q07	4Q06	3Q06	2Q06	1Q07	2Q06	2007	2006	2006
SELECTED INCOME STATEMENT DATA
Total Net Revenue (a)	$18,908		$18,968	$16,193	$15,545	$15,086	—%	25%	$37,876	$30,261	25%
Provision for Credit Losses	1,529		1,008	1,134	812	493	52	210	2,537	1,324	92
Total Noninterest Expense	11,028		10,628	9,885	9,796	9,382	4	18	21,656	19,162	13

Income from Continuing Operations (after-tax)	4,234		4,787	3,906	3,232	3,484	(12)	22	9,021	6,511	39
Income from Discontinued Operations (after-tax) (b)	—		—	620	65	56	—	NM	—	110	NM
Net Income	4,234		4,787	4,526	3,297	3,540	(12)	20	9,021	6,621	36

PER COMMON SHARE:
Basic Earnings
Income from Continuing Operations	$1.24		$1.38	$1.13	$0.93	$1.00	(10)	24	$2.63	$1.87	41
Net Income	1.24		1.38	1.31	0.95	1.02	(10)	22	2.63	1.91	38

Diluted Earnings
Income from Continuing Operations	$1.20		$1.34	$1.09	$0.90	$0.98	(10)	22	$2.55	$1.82	40
Net Income	1.20		1.34	1.26	0.92	0.99	(10)	21	2.55	1.85	38

Cash Dividends Declared	0.38		0.34	0.34	0.34	0.34	12	12	0.72	0.68	6
Book Value	35.08		34.45	33.45	32.75	31.89	2	10	35.08	31.89	10
Closing Share Price	48.45		48.38	48.30	46.96	42.00	—	15	48.45	42.00	15
Market Capitalization	164,659		165,280	167,199	162,835	145,764	—	13	164,659	145,764	13

COMMON SHARES OUTSTANDING:
Weighted-Average Diluted Shares Outstanding	3,521.6		3,559.5	3,578.6	3,574.0	3,572.2	(1)	(1)	3,540.5	3,571.5	(1)
Common Shares Outstanding at Period-end	3,398.5		3,416.3	3,461.7	3,467.5	3,470.6	(1)	(2)	3,398.5	3,470.6	(2)

FINANCIAL RATIOS: (c)
Income from Continuing Operations:
Return on Common Equity (“ROE”)	14%		17%	14%	11%	13%			16%	12%
Return on Equity-Goodwill (“ROE-GW”) (d)	23		27	22	19	21			25	20
Return on Assets (“ROA”) (e)	1.19		1.41	1.14	0.98	1.05			1.29	1.03
Net Income:
ROE	14		17	16	12	13			16	12
ROE-GW (d)	23		27	26	19	22			25	21
ROA (f)	1.19		1.41	1.32	1.00	1.06			1.29	1.03

CAPITAL RATIOS:
Tier 1 Capital Ratio	8.4	(h)	8.5	8.7	8.6	8.5
Total Capital Ratio	12.0	(h)	11.8	12.3	12.1	12.0

SELECTED BALANCE SHEET DATA (Period-end)
Total Assets	$1,458,042		$1,408,918	$1,351,520	$1,338,029	$1,328,001	3	10	$1,458,042	$1,328,001	10
Wholesale Loans	181,968		168,194	183,742	179,403	178,215	8	2	181,968	178,215	2
Consumer Loans	283,069		281,571	299,385	284,141	276,889	1	2	283,069	276,889	2
Deposits	651,370		626,428	638,788	582,115	593,716	4	10	651,370	593,716	10
Common Stockholders’ Equity	119,211		117,704	115,790	113,561	110,684	1	8	119,211	110,684	8

Headcount	179,664		176,314	174,360	171,589	172,423	2	4	179,664	172,423	4

LINE OF BUSINESS EARNINGS
Investment Bank	$1,179		$1,540	$1,009	$976	$839	(23)	41	$2,719	$1,689	61
Retail Financial Services	785		859	718	746	868	(9)	(10)	1,644	1,749	(6)
Card Services	759		765	719	711	875	(1)	(13)	1,524	1,776	(14)
Commercial Banking	284		304	256	231	283	(7)	—	588	523	12
Treasury & Securities Services	352		263	256	256	316	34	11	615	578	6
Asset Management	493		425	407	346	343	16	44	918	656	40
Corporate (g)	382		631	1,161	31	16	(39)	NM	1,013	(350)	NM

Net Income	$4,234		$4,787	$4,526	$3,297	$3,540	(12)	20	$9,021	$6,621	36

(a)	The Firm adopted SFAS 157 in the first quarter of 2007. For additional information, see Note 3 of the Firm’s March 31, 2007, Form 10-Q.
(b)	On October 1, 2006, the Firm completed the exchange of selected corporate trust businesses for the consumer, business banking and middle-market banking businesses of The Bank of New York. The results of operations of these corporate trust businesses were reported as discontinued operations for each 2006 period.
(c)	Based upon annualized amounts.
(d)	Income from continuing operations and Net income applicable to common stock divided by Total average common equity (net of goodwill). The Firm uses return on equity less goodwill, a non-GAAP financial measure, to evaluate the operating performance of the Firm. The Firm also utilizes this measure to facilitate comparisons to competitors.
(e)	Income from continuing operations divided by Total average assets less average Assets of discontinued operations held-for-sale.
(f)	Net income divided by Total average assets.
(g)	Included the after-tax impact of discontinued operations, recoveries related to material litigation actions, tax audit benefits and Merger costs. See Corporate for additional details.
(h)	Estimated.

JPMORGAN CHASE & CO.
STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q07 Change				2007 Change
	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06	2007	2006	2006
REVENUE
Investment Banking Fees	$1,898	$1,739	$1,565	$1,416	$1,370	9%	39%	$3,637	$2,539	43%
Principal Transactions (a)	3,566	4,471	2,591	2,737	2,741	(20)	30	8,037	5,450	47
Lending & Deposit Related Fees	951	895	895	867	865	6	10	1,846	1,706	8
Asset Management, Administration and Commissions	3,611	3,186	3,173	2,842	2,966	13	22	6,797	5,840	16
Securities Gains (Losses)	(223)	2	35	40	(502)	NM	56	(221)	(618)	64
Mortgage Fees and Related Income	523	476	75	62	213	10	146	999	454	120
Credit Card Income	1,714	1,563	1,645	1,567	1,791	10	(4)	3,277	3,701	(11)
Other Income	553	518	522	635	464	7	19	1,071	1,018	5

Noninterest Revenue	12,593	12,850	10,501	10,166	9,908	(2)	27	25,443	20,090	27

Interest Income	17,489	16,636	16,097	15,157	14,617	5	20	34,125	27,853	23
Interest Expense	11,174	10,518	10,405	9,778	9,439	6	18	21,692	17,682	23

Net Interest Income	6,315	6,118	5,692	5,379	5,178	3	22	12,433	10,171	22

TOTAL NET REVENUE	18,908	18,968	16,193	15,545	15,086	—	25	37,876	30,261	25

Provision for Credit Losses	1,529	1,008	1,134	812	493	52	210	2,537	1,324	92

NONINTEREST EXPENSE
Compensation Expense	6,309	6,234	4,985	5,390	5,268	1	20	12,543	10,816	16
Occupancy Expense	652	640	625	563	553	2	18	1,292	1,147	13
Technology, Communications and Equipment Expense	921	922	997	911	876	—	5	1,843	1,745	6
Professional & Outside Services	1,259	1,200	1,246	1,111	1,085	5	16	2,459	2,093	17
Marketing	457	482	614	550	526	(5)	(13)	939	1,045	(10)
Other Expense (b)	1,013	735	948	877	631	38	61	1,748	1,447	21
Amortization of Intangibles	353	353	370	346	357	—	(1)	706	712	(1)
Merger Costs	64	62	100	48	86	3	(26)	126	157	(20)

TOTAL NONINTEREST EXPENSE	11,028	10,628	9,885	9,796	9,382	4	18	21,656	19,162	13

Income from Continuing Operations before Income Tax Expense	6,351	7,332	5,174	4,937	5,211	(13)	22	13,683	9,775	40
Income Tax Expense	2,117	2,545	1,268	1,705	1,727	(17)	23	4,662	3,264	43

Income from Continuing Operations (after-tax)	4,234	4,787	3,906	3,232	3,484	(12)	22	9,021	6,511	39
Income from Discontinued Operations (after-tax) (c)	—	—	620	65	56	—	NM	—	110	NM

NET INCOME	$4,234	$4,787	$4,526	$3,297	$3,540	(12)	20	$9,021	$6,621	36

DILUTED EARNINGS PER SHARE
Income from Continuing Operations (after-tax)	$1.20	$1.34	$1.09	$0.90	$0.98	(10)	22	$2.55	$1.82	40
Income from Discontinued Operations (after-tax)(c)	—	—	0.17	0.02	0.01	—	NM	—	0.03	NM

Net Income	$1.20	$1.34	$1.26	$0.92	$0.99	(10)	21	$2.55	$1.85	38

FINANCIAL RATIOS
Income from Continuing Operations:
ROE	14%	17%	14%	11%	13%			16%	12%
ROE-GW	23	27	22	19	21			25	20
ROA	1.19	1.41	1.14	0.98	1.05			1.29	1.03
Net Income:
ROE	14	17	16	12	13			16	12
ROE-GW	23	27	26	19	22			25	21
ROA	1.19	1.41	1.32	1.00	1.06			1.29	1.03
Effective Income Tax Rate (d)	33	35	25	35	33			34	33
Overhead Ratio	58	56	61	63	62			57	63

EXCLUDING IMPACT OF MERGER COSTS(e)
Income from Continuing Operations	$4,234	$4,787	$3,906	$3,232	$3,484	(12)	22	$9,021	$6,511	39
Less Merger Costs (after-tax)	40	38	62	30	53	5	(25)	78	97	(20)

Income from Continuing Operations Excluding Merger Costs	$4,274	$4,825	$3,968	$3,262	$3,537	(11)	21	$9,099	$6,608	38

Diluted Per Share:
Income from Continuing Operations	$1.20	$1.34	$1.09	$0.90	$0.98	(10)	22	$2.55	$1.82	40
Less Merger Costs (after-tax)	0.01	0.01	0.02	0.01	0.01	—	—	0.02	0.03	(33)

Income from Continuing Operations Excluding Merger Costs	$1.21	$1.35	$1.11	$0.91	$0.99	(10)	22	$2.57	$1.85	39

(a)	The Firm adopted SFAS 157 in the first quarter of 2007. For additional information, see Note 3 of the Firm’s March 31, 2007, Form 10-Q.
(b)	Insurance recoveries related to settlement of the Enron and WorldCom class action litigations and for certain other material legal proceedings were $137 million, $17 million and $260 million for the quarters ended December 31, 2006, September 30, 2006, and June 30, 2006, respectively. Year-to-date insurance recoveries were $358 million for 2006.
(c)	On October 1, 2006, the Firm completed the exchange of selected corporate trust businesses for the consumer, business banking and middle-market banking businesses of The Bank of New York. The results of operations of these corporate trust businesses were reported as discontinued operations for each 2006 period.
(d)	Based on Income from continuing operations.
(e)	Income from continuing operations excluding Merger costs, a non-GAAP financial measure, is used by the Firm to facilitate comparison of results against the Firm’s ongoing operations and with other companies’ U.S. GAAP financial statements.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)

						Jun 30, 2007
						Change
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2007	2007	2006	2006	2006	2007	2006
ASSETS
Cash and Due from Banks	$35,449	$31,836	$40,412	$36,279	$38,390	11%	(8)%
Deposits with Banks	41,736	30,973	13,547	17,130	14,437	35	189
Federal Funds Sold and Securities Purchased under Resale Agreements	125,930	144,306	140,524	156,194	157,438	(13)	(20)
Securities Borrowed	88,360	84,800	73,688	89,222	87,377	4	1
Trading Assets:
Debt and Equity Instruments	391,508	373,684	310,137	289,891	295,604	5	32
Derivative Receivables	59,038	49,647	55,601	58,265	54,075	19	9
Securities	95,984	97,029	91,975	86,548	78,022	(1)	23
Loans (Net of Allowance for Loan Losses)	457,404	442,465	475,848	456,488	448,028	3	2
Private Equity Investments	6,898	6,788	6,359	5,905	5,974	2	15
Accrued Interest and Accounts Receivable	26,716	23,663	22,891	21,178	24,418	13	9
Premises and Equipment	9,044	8,728	8,735	8,553	8,910	4	2
Goodwill	45,254	45,063	45,186	43,372	43,498	—	4
Other Intangible Assets:
Mortgage Servicing Rights	9,499	7,937	7,546	7,378	8,247	20	15
Purchased Credit Card Relationships	2,591	2,758	2,935	2,982	3,138	(6)	(17)
All Other Intangibles	4,103	4,205	4,371	4,078	4,231	(2)	(3)
Other Assets	58,528	55,036	51,765	53,181	54,981	6	6
Assets of Discontinued Operations Held-for-Sale (a)	—	—	—	1,385	1,233	—	NM

TOTAL ASSETS	$1,458,042	$1,408,918	$1,351,520	$1,338,029	$1,328,001	3	10

LIABILITIES
Deposits:
U.S. Offices:
Noninterest-Bearing	$120,470	$123,942	$132,781	$117,197	$127,311	(3)	(5)
Interest-Bearing	342,079	342,368	337,812	310,401	312,517	—	9
Non-U.S. Offices:
Noninterest-Bearing	5,919	8,104	7,662	3,761	6,442	(27)	(8)
Interest-Bearing	182,902	152,014	160,533	150,756	147,446	20	24

Total Deposits	651,370	626,428	638,788	582,115	593,716	4	10
Federal Funds Purchased and Securities Sold under Repurchase Agreements	205,961	218,917	162,173	188,395	175,055	(6)	18
Commercial Paper	25,116	25,354	18,849	18,135	18,554	(1)	35
Other Borrowed Funds	29,263	19,871	18,053	16,252	10,921	47	168
Trading Liabilities:
Debt and Equity Instruments	93,969	94,309	90,488	106,784	105,445	—	(11)
Derivative Payables	61,396	50,316	57,469	58,462	52,630	22	17
Accounts Payable, Accrued Expenses and Other Liabilities (including the Allowance for Lending-Related Commitments)	84,785	87,603	88,096	73,585	82,569	(3)	3
Beneficial Interests Issued by Consolidated VIEs	14,808	13,109	16,184	16,254	15,432	13	(4)
Long-Term Debt	159,493	143,274	133,421	126,619	125,280	11	27
Junior Subordinated Deferrable Interest Debentures Held by Trusts that Issued Guaranteed Capital Debt Securities	12,670	12,033	12,209	13,309	10,827	5	17
Liabilities of Discontinued Operations Held-for-Sale (a)	—	—	—	24,558	26,888	—	NM

TOTAL LIABILITIES	1,338,831	1,291,214	1,235,730	1,224,468	1,217,317	4	10

STOCKHOLDERS’ EQUITY
Common Stock	3,658	3,658	3,658	3,658	3,658	—	—
Capital Surplus	78,020	77,760	77,807	77,457	77,098	—	1
Retained Earnings (b)	51,011	48,105	43,600	40,283	38,208	6	34
Accumulated Other Comprehensive Income (Loss)	(2,080)	(1,482)	(1,557)	(526)	(1,218)	(40)	(71)
Treasury Stock, at Cost	(11,398)	(10,337)	(7,718)	(7,311)	(7,062)	(10)	(61)

TOTAL STOCKHOLDERS’ EQUITY	119,211	117,704	115,790	113,561	110,684	1	8

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,458,042	$1,408,918	$1,351,520	$1,338,029	$1,328,001	3	10

(a)	On October 1, 2006, the Firm completed the exchange of selected corporate trust businesses for the consumer, business banking and middle-market banking businesses of The Bank of New York. As a result of this transaction, assets and liabilities of this business were reclassified and reported as discontinued operations for the periods ended September 30, 2006 and June 30, 2006.
(b)	The cumulative effect of changes in accounting principles increased Retained earnings as a result of implementing SFAS 157, SFAS 159 and FIN 48 in the first quarter of 2007. For additional information see the Firm’s March 31, 2007, Form 10-Q.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q07 Change				2007 Change
	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06	2007	2006	2006
AVERAGE BALANCES
ASSETS
Deposits with Banks	$18,153	$16,224	$19,736	$31,291	$39,193	12%	(54)%	$17,193	$29,984	(43)%
Federal Funds Sold and Securities Purchased under Resale Agreements	132,768	135,499	144,744	125,618	128,740	(2)	3	134,127	129,003	4
Securities Borrowed	90,810	78,768	82,184	82,216	86,742	15	5	84,822	85,488	(1)
Trading Assets — Debt Instruments	294,931	257,079	218,188	213,164	204,551	15	44	276,109	195,167	41
Securities	96,921	95,326	89,962	78,029	82,845	2	17	96,128	71,593	34
Interests in Purchased Receivables (a)	—	—	—	—	26,221	—	NM	—	28,114	NM
Loans	465,763	467,453	484,140	461,673	442,601	—	5	466,604	435,859	7

Total Interest-Earning Assets	1,099,346	1,050,349	1,038,954	991,991	1,010,893	5	9	1,074,983	975,208	10
Trading Assets — Equity Instruments	85,830	88,791	81,985	75,366	70,045	(3)	23	87,302	70,402	24
Goodwill	45,181	45,125	45,163	43,386	43,523	—	4	45,153	43,462	4
Other Intangible Assets:
Mortgage Servicing Rights	8,371	7,784	7,295	8,048	7,937	8	5	8,079	7,293	11
All Other Intangible Assets	6,854	7,139	7,478	7,202	7,519	(4)	(9)	6,996	7,503	(7)
All Other Noninterest-Earning Assets	186,404	179,727	181,732	159,482	170,919	4	9	183,084	166,242	10
Assets of Discontinued Operations Held-for-Sale (b)	—	—	—	23,664	23,033	—	NM	—	21,239	NM

TOTAL ASSETS	$1,431,986	$1,378,915	$1,362,607	$1,309,139	$1,333,869	4	7	$1,405,597	$1,291,349	9

LIABILITIES
Interest-Bearing Deposits	$513,451	$498,717	$487,368	$451,509	$449,782	3	14	$506,125	$434,925	16
Federal Funds Purchased and Securities Sold under Repurchase Agreements	209,323	199,252	198,166	192,674	184,943	5	13	204,316	171,953	19
Commercial Paper	25,282	22,339	18,787	19,207	17,484	13	45	23,819	16,403	45
Other Borrowings (c)	100,715	95,664	96,499	101,366	103,150	5	(2)	98,202	105,413	(7)
Beneficial Interests Issued by Consolidated VIEs	13,641	15,993	15,769	13,630	43,470	(15)	(69)	14,811	42,835	(65)
Long-Term Debt	162,465	148,146	140,515	133,279	125,723	10	29	155,345	122,318	27

Total Interest-Bearing Liabilities	1,024,877	980,111	957,104	911,665	924,552	5	11	1,002,618	893,847	12
Noninterest-Bearing Liabilities	289,058	282,559	290,741	262,843	278,229	2	4	285,826	269,133	6
Liabilities of Discontinued Operations Held-for-Sale (b)	—	—	—	22,825	22,131	—	NM	—	20,234	NM

TOTAL LIABILITIES	1,313,935	1,262,670	1,247,845	1,197,333	1,224,912	4	7	1,288,444	1,183,214	9

Preferred Stock	—	—	—	—	—	—	—	—	68	NM
Common Stockholders’ Equity	118,051	116,245	114,762	111,806	108,957	2	8	117,153	108,067	8

TOTAL STOCKHOLDERS’ EQUITY	118,051	116,245	114,762	111,806	108,957	2	8	117,153	108,135	8

TOTAL LIABILITIES, PREFERRED STOCK AND STOCKHOLDERS’ EQUITY	$1,431,986	$1,378,915	$1,362,607	$1,309,139	$1,333,869	4	7	$1,405,597	$1,291,349	9

AVERAGE RATES
INTEREST-EARNING ASSETS
Deposits with Banks	4.56%	4.65%	5.18%	4.46%	4.43%			4.61%	4.40%
Federal Funds Sold and Securities Purchased under Resale Agreements	4.99	4.95	4.71	4.55	3.81			4.97	3.78
Securities Borrowed	5.31	5.42	4.56	4.28	3.89			5.36	3.70
Trading Assets — Debt Instruments	5.85	5.99	5.45	5.28	5.33			5.91	5.46
Securities	5.68	5.68	5.57	5.70	5.45			5.68	5.41
Interests in Purchased Receivables	NM	NM	NM	NM	4.92			NM	4.68
Loans	7.65	7.53	7.35	7.37	7.25			7.59	7.16
Total Interest-Earning Assets	6.43	6.45	6.17	6.08	5.82			6.44	5.78

INTEREST-BEARING LIABILITIES
Interest-Bearing Deposits	4.17	4.06	3.99	3.93	3.67			4.12	3.56
Federal Funds Purchased and Securities Sold under Repurchase Agreements	5.19	5.09	4.86	4.63	4.30			5.14	4.12
Commercial Paper	4.92	4.89	4.76	4.78	4.31			4.91	4.15
Other Borrowings (c)	4.69	5.07	4.75	5.13	4.93			4.87	5.05
Beneficial Interests Issued by Consolidated VIEs	3.22	3.82	3.96	4.16	4.86			3.54	4.40
Long-Term Debt	3.77	3.85	4.34	4.08	4.34			3.81	4.28
Total Interest-Bearing Liabilities	4.37	4.35	4.31	4.26	4.09			4.36	3.99

INTEREST RATE SPREAD	2.06%	2.10%	1.86%	1.82%	1.73%			2.08%	1.79%

NET YIELD ON INTEREST-EARNING ASSETS	2.35%	2.39%	2.19%	2.17%	2.07%			2.37%	2.13%

NET YIELD ON INTEREST-EARNING ASSETS ADJUSTED FOR SECURITIZATIONS	2.68%	2.73%	2.54%	2.54%	2.50%			2.71%	2.58%

(a)	As a result of restructuring certain multi-seller conduits the Firm administers, during the second quarter of 2006, JPMorgan Chase deconsolidated $29 billion of Interests in Purchased Receivables, $3 billion of Loans and $1 billion of Securities, and recorded $33 billion of Lending-Related Commitments.
(b)	As a result of the transaction with The Bank of New York, for purposes of the consolidated average balance sheet for assets and liabilities transferred to discontinued operations, JPMorgan Chase used Federal funds sold interest income as a reasonable estimate of the earnings on corporate trust deposits for the periods prior to the close of the transaction; therefore, JPMorgan Chase transferred to Assets of discontinued operations held-for-sale average Federal funds sold, along with the related interest income earned, and transferred to Liabilities of discontinued operations held-for-sale average corporate trust deposits.
(c)	Included securities sold but not yet purchased.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED SUMMARY
(in millions)
The Firm prepares its Consolidated financial statements using accounting principles generally accepted in the United States of America (“U.S. GAAP”). That presentation, which is referred to as “reported basis,” provides the reader with an understanding of the Firm’s results that can be tracked consistently from year to year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s and the lines’ of business results on a “managed” basis, which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications that assumes credit card loans securitized by Card Services remain on the balance sheet and presents revenue on a fully taxable-equivalent (“FTE”) basis. These adjustments do not have any impact on Net income as reported by the lines of business or by the Firm as a whole. The impact of these adjustments are summarized below. For additional information about managed basis, please refer to the Glossary of Terms on page 32.

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q07 Change				2007 Change
	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06	2007	2006	2006
CREDIT CARD INCOME
Credit Card Income — Reported	$1,714	$1,563	$1,645	$1,567	$1,791	10%	(4)%	$3,277	$3,701	(11)%
Impact of:
Credit Card Securitizations	(788)	(746)	(726)	(721)	(937)	(6)	16	(1,534)	(2,062)	26

Credit Card Income — Managed	$926	$817	$919	$846	$854	13	8	$1,743	$1,639	6

OTHER INCOME
Other Income — Reported	$553	$518	$522	$635	$464	7	19	$1,071	$1,018	5
Impact of:
Tax-Equivalent Adjustments	199	110	195	165	170	81	17	309	316	(2)

Other Income — Managed	$752	$628	$717	$800	$634	20	19	$1,380	$1,334	3

TOTAL NONINTEREST REVENUE
Total Noninterest Revenue — Reported	$12,593	$12,850	$10,501	$10,166	$9,908	(2)	27	$25,443	$20,090	27
Impact of:
Credit Card Securitizations	(788)	(746)	(726)	(721)	(937)	(6)	16	(1,534)	(2,062)	26
Tax-Equivalent Adjustments	199	110	195	165	170	81	17	309	316	(2)

Total Noninterest Revenue — Managed	$12,004	$12,214	$9,970	$9,610	$9,141	(2)	31	$24,218	$18,344	32

NET INTEREST INCOME
Net Interest Income — Reported	$6,315	$6,118	$5,692	$5,379	$5,178	3	22	$12,433	$10,171	22
Impact of:
Credit Card Securitizations	1,378	1,339	1,319	1,328	1,498	3	(8)	2,717	3,072	(12)
Tax-Equivalent Adjustments	122	70	53	57	47	74	160	192	118	63

Net Interest Income — Managed	$7,815	$7,527	$7,064	$6,764	$6,723	4	16	$15,342	$13,361	15

TOTAL NET REVENUE
Total Net Revenue — Reported	$18,908	$18,968	$16,193	$15,545	$15,086	—	25	$37,876	$30,261	25
Impact of:
Credit Card Securitizations	590	593	593	607	561	(1)	5	1,183	1,010	17
Tax-Equivalent Adjustments	321	180	248	222	217	78	48	501	434	15

Total Net Revenue — Managed	$19,819	$19,741	$17,034	$16,374	$15,864	—	25	$39,560	$31,705	25

PROVISION FOR CREDIT LOSSES
Provision for Credit Losses — Reported	$1,529	$1,008	$1,134	$812	$493	52	210	$2,537	$1,324	92
Impact of:
Credit Card Securitizations	590	593	593	607	561	(1)	5	1,183	1,010	17

Provision for Credit Losses — Managed	$2,119	$1,601	$1,727	$1,419	$1,054	32	101	$3,720	$2,334	59

INCOME TAX EXPENSE
Income Tax Expense — Reported	$2,117	$2,545	$1,268	$1,705	$1,727	(17)	23	$4,662	$3,264	43
Impact of:
Tax-Equivalent Adjustments	321	180	248	222	217	78	48	501	434	15

Income Tax Expense — Managed	$2,438	$2,725	$1,516	$1,927	$1,944	(11)	25	$5,163	$3,698	40

JPMORGAN CHASE & CO.
LINE OF BUSINESS FINANCIAL HIGHLIGHTS — MANAGED BASIS
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q07 Change				2007 Change
	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06	2007	2006	2006
TOTAL NET REVENUE (FTE)
Investment Bank	$5,798	$6,254	$4,860	$4,816	$4,329	(7)%	34%	$12,052	$9,157	32%
Retail Financial Services	4,357	4,106	3,728	3,555	3,779	6	15	8,463	7,542	12
Card Services	3,717	3,680	3,750	3,646	3,664	1	1	7,397	7,349	1
Commercial Banking	1,007	1,003	1,018	933	949	—	6	2,010	1,849	9
Treasury & Securities Services	1,741	1,526	1,537	1,499	1,588	14	10	3,267	3,073	6
Asset Management	2,137	1,904	1,947	1,636	1,620	12	32	4,041	3,204	26
Corporate	1,062	1,268	194	289	(65)	(16)	NM	2,330	(469)	NM

TOTAL NET REVENUE	$19,819	$19,741	$17,034	$16,374	$15,864	—	25	$39,560	$31,705	25

NET INCOME (LOSS)
Investment Bank	$1,179	$1,540	$1,009	$976	$839	(23)	41	$2,719	$1,689	61
Retail Financial Services	785	859	718	746	868	(9)	(10)	1,644	1,749	(6)
Card Services	759	765	719	711	875	(1)	(13)	1,524	1,776	(14)
Commercial Banking	284	304	256	231	283	(7)	—	588	523	12
Treasury & Securities Services	352	263	256	256	316	34	11	615	578	6
Asset Management	493	425	407	346	343	16	44	918	656	40
Corporate (a)	382	631	1,161	31	16	(39)	NM	1,013	(350)	NM

TOTAL NET INCOME (b)	$4,234	$4,787	$4,526	$3,297	$3,540	(12)	20	$9,021	$6,621	36

AVERAGE EQUITY (c)
Investment Bank	$21,000	$21,000	$21,000	$21,000	$21,000	—	—	$21,000	$20,503	2
Retail Financial Services	16,000	16,000	16,000	14,300	14,300	—	12	16,000	14,099	13
Card Services	14,100	14,100	14,100	14,100	14,100	—	—	14,100	14,100	—
Commercial Banking	6,300	6,300	6,300	5,500	5,500	—	15	6,300	5,500	15
Treasury & Securities Services	3,000	3,000	2,200	2,200	2,200	—	36	3,000	2,372	26
Asset Management	3,750	3,750	3,500	3,500	3,500	—	7	3,750	3,500	7
Corporate	53,901	52,095	51,662	51,206	48,357	3	11	53,003	47,993	10

TOTAL AVERAGE EQUITY	$118,051	$116,245	$114,762	$111,806	$108,957	2	8	$117,153	$108,067	8

RETURN ON EQUITY (c)
Investment Bank	23%	30%	19%	18%	16%			26%	17%
Retail Financial Services	20	22	18	21	24			21	25
Card Services	22	22	20	20	25			22	25
Commercial Banking	18	20	16	17	21			19	19
Treasury & Securities Services	47	36	46	46	58			41	49
Asset Management	53	46	46	39	39			49	38

(a)	Included the after-tax impact of discontinued operations, material litigation reserve charges/recoveries, tax audit benefits and Merger costs. See Corporate for additional details.
(b)	Net income included Income from discontinued operations (after-tax) of $620 million, $65 million and $56 million for the quarters ended December 31, 2006, September 30, 2006, and June 30, 2006, respectively, and $110 million for year-to-date 2006. There was no Income from discontinued operations in 2007.
(c)	Each business segment is allocated capital by taking into consideration stand-alone peer comparisons, economic risk measures and regulatory capital requirements. The amount of capital assigned to each business is referred to as equity.

JPMORGAN CHASE & CO.
INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q07 Change				2007 Change
	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06	2007	2006	2006
INCOME STATEMENT
REVENUE
Investment Banking Fees	$1,900	$1,729	$1,580	$1,419	$1,368	10%	39%	$3,629	$2,538	43%
Principal Transactions (a)	2,178	3,126	2,327	2,548	2,157	(30)	1	5,304	4,637	14
Lending & Deposit Related Fees	93	93	119	127	134	—	(31)	186	271	(31)
Asset Management, Administration and Commissions	643	641	569	512	583	—	10	1,284	1,159	11
All Other Income	122	42	91	159	3	190	NM	164	278	(41)

Noninterest Revenue	4,936	5,631	4,686	4,765	4,245	(12)	16	10,567	8,883	19
Net Interest Income (a)	862	623	174	51	84	38	NM	1,485	274	442

TOTAL NET REVENUE (b)	5,798	6,254	4,860	4,816	4,329	(7)	34	12,052	9,157	32

Provision for Credit Losses	164	63	63	7	(62)	160	NM	227	121	88
Credit Reimbursement from TSS (c)	30	30	31	30	30	—	—	60	60	—

NONINTEREST EXPENSE
Compensation Expense	2,589	2,637	1,880	2,093	1,961	(2)	32	5,226	4,217	24
Noncompensation Expense	1,265	1,194	1,325	1,151	1,130	6	12	2,459	2,194	12

TOTAL NONINTEREST EXPENSE	3,854	3,831	3,205	3,244	3,091	1	25	7,685	6,411	20

Income Before Income Tax Expense	1,810	2,390	1,623	1,595	1,330	(24)	36	4,200	2,685	56
Income Tax Expense	631	850	614	619	491	(26)	29	1,481	996	49

NET INCOME	$1,179	$1,540	$1,009	$976	$839	(23)	41	$2,719	$1,689	61

FINANCIAL RATIOS
ROE	23%	30%	19%	18%	16%			26%	17%
ROA	0.68	0.95	0.62	0.62	0.50			0.81	0.52
Overhead Ratio	66	61	66	67	71			64	70
Compensation Expense as a % of Total Net Revenue (d)	45	42	38	42	44			43	43

REVENUE BY BUSINESS
Investment Banking Fees:
Advisory	$560	$472	$482	$436	$352	19	59	$1,032	$741	39
Equity Underwriting	509	393	327	275	364	30	40	902	576	57
Debt Underwriting	831	864	771	708	652	(4)	27	1,695	1,221	39

Total Investment Banking Fees	1,900	1,729	1,580	1,419	1,368	10	39	3,629	2,538	43
Fixed Income Markets	2,445	2,592	2,061	2,468	2,131	(6)	15	5,037	4,207	20
Equity Markets	1,249	1,539	958	658	580	(19)	115	2,788	1,842	51
Credit Portfolio	204	394	261	271	250	(48)	(18)	598	570	5

Total Net Revenue	$5,798	$6,254	$4,860	$4,816	$4,329	(7)	34	$12,052	$9,157	32

REVENUE BY REGION
Americas	$2,655	$3,366	$2,535	$2,803	$2,110	(21)	26	$6,021	$4,263	41
Europe/Middle East/Africa	2,327	2,251	1,886	1,714	1,796	3	30	4,578	3,821	20
Asia/Pacific	816	637	439	299	423	28	93	1,453	1,073	35

Total Net Revenue	$5,798	$6,254	$4,860	$4,816	$4,329	(7)	34	$12,052	$9,157	32

(a)	The Firm adopted SFAS 157 and SFAS 159 in the first quarter of 2007. For additional information related to their impact to the Investment Bank (“IB”), see IB business segment results in the Firm’s March 31, 2007, Form 10-Q.
(b)	Total net revenue included tax-equivalent adjustments, primarily due to tax-exempt income from municipal bond investments and income tax credits related to affordable housing investments, of $290 million, $152 million, $218 million, $197 million and $193 million for the quarters ended June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006, and June 30, 2006, respectively, and $442 million and $387 million for year-to-date 2007 and 2006, respectively.
(c)	Treasury & Securities Services (“TSS”) was charged a credit reimbursement related to certain exposures managed within IB credit portfolio on behalf of clients shared with TSS.
(d)	For the quarters ended December 31, 2006, September 30, 2006, June 30, 2006, and March 31, 2006, the Compensation expense to Total net revenue ratio was adjusted to present this ratio as if SFAS 123R had always been in effect. IB management believes that adjusting the Compensation expense to Total net revenue ratio for the incremental impact of adopting SFAS 123R provides a more meaningful measure of IB’s Compensation expense to Total net revenue ratio for 2006.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount, ratio and rankings data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q07 Change				2007 Change
	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06	2007	2006	2006
SELECTED BALANCE SHEETS DATA (Average)
Total Assets	$696,230	$658,724	$645,993	$626,245	$672,056	6%	4%	$677,581	$659,209	3%
Trading Assets — Debt and Equity Instruments (a)	359,387	335,118	295,317	283,915	268,091	7	34	347,320	260,296	33
Trading Assets — Derivative Receivables	58,520	56,398	59,802	53,184	55,692	4	5	57,465	52,557	9
Loans:
Loans Retained (b)	60,330	59,873	60,947	61,623	59,026	1	2	60,102	56,367	7
Loans Held-for-Sale (a)	13,529	12,784	23,743	24,030	19,920	6	(32)	13,159	19,568	(33)

Total Loans	73,859	72,657	84,690	85,653	78,946	2	(6)	73,261	75,935	(4)
Adjusted Assets (c)	603,839	572,017	548,628	539,278	530,057	6	14	588,016	511,285	15
Equity	21,000	21,000	21,000	21,000	21,000	—	—	21,000	20,503	2
Headcount	25,356	23,892	23,729	23,447	22,914	6	11	25,356	22,914	11

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (Recoveries)	$(16)	$(6)	$10	$(8)	$(12)	(167)	(33)	$(22)	$(33)	33
Nonperforming Assets:
Nonperforming Loans (d)	72	92	231	420	488	(22)	(85)	72	488	(85)
Other Nonperforming Assets	47	36	38	36	37	31	27	47	37	27
Allowance for Credit Losses:
Allowance for Loan Losses	1,037	1,037	1,052	1,010	1,038	—	—	1,037	1,038	—
Allowance for Lending-Related Commitments	487	310	305	292	249	57	96	487	249	96

Total Allowance for Credit Losses	1,524	1,347	1,357	1,302	1,287	13	18	1,524	1,287	18

Net Charge-off (Recovery) Rate (a) (b)	(0.11)%	(0.04)%	0.07%	(0.05)%	(0.08)%			(0.08)%	(0.12)%
Allowance for Loan Losses to Average Loans (a) (b)	1.76	1.76	1.73	1.64	1.76			1.76	1.84
Allowance for Loan Losses to Nonperforming Loans (d)	2,206	1,178	461	253	248			2,206	248
Nonperforming Loans to Average Loans	0.10	0.13	0.27	0.49	0.62			0.10	0.64

MARKET RISK — AVERAGE TRADING AND CREDIT PORTFOLIO VAR
Trading Activities:
Fixed Income	$74	$45	$51	$63	$52	64	42	$60	$56	7
Foreign Exchange	20	19	20	24	25	5	(20)	19	22	(14)
Equities	51	42	35	32	24	21	113	46	28	64
Commodities and Other	40	34	35	46	52	18	(23)	37	50	(26)
Diversification (e)	(73)	(58)	(58)	(82)	(74)	(26)	1	(65)	(71)	8

Total Trading VAR	112	82	83	83	79	37	42	97	85	14

Credit Portfolio VAR (f)	12	13	15	14	14	(8)	(14)	12	14	(14)
Diversification (e)	(14)	(12)	(11)	(8)	(9)	(17)	(56)	(12)	(10)	(20)

Total Trading and Credit Portfolio VAR	$110	$83	$87	$89	$84	33	31	$97	$89	9

	June 30, 2007 YTD		Full Year 2006
	Market		Market
MARKET SHARES AND RANKINGS (g)	Share	Rankings	Share	Rankings
Global Debt, Equity and Equity-Related	8%	# 2	7%	# 2
Global Syndicated Loans	15%	# 1	14%	# 1
Global Long-Term Debt	7%	# 2	6%	# 3
Global Equity and Equity-Related	9%	# 1	7%	# 6
Global Announced M&A	27%	# 4	22%	# 4
U.S. Debt, Equity and Equity-Related	10%	# 2	9%	# 2
U.S. Syndicated Loans	28%	# 1	26%	# 1
U.S. Long-Term Debt	12%	# 2	12%	# 2
U.S. Equity and Equity-Related (h)	11%	# 3	8%	# 6
U.S. Announced M&A	30%	# 4	27%	# 4

(a)	Loans held-for-sale were excluded when calculating the allowance coverage ratio and Net charge-off rate. As a result of the adoption of SFAS 159 in the first quarter of 2007, Loans held-for-sale of $11.7 billion were reclassified to Trading Assets.
(b)	Loans retained included credit portfolio loans, leveraged leases, bridge loans for underwriting, other accrual loans and certain loans carried at fair value. Average loans carried at fair value were $1.3 billion and $900 million for the quarters ended June 30, 2007, and March 31, 2007, respectively, and $1.1 billion for year-to-date 2007. Loans carried at fair value were excluded when calculating the allowance coverage ratio and Net charge-off rate.
(c)	Adjusted assets, a non-GAAP financial measure, equals Total assets minus (1) Securities purchased under resale agreements and Securities borrowed less securities sold, not yet purchased; (2) assets of variable interest entities (“VIEs”) consolidated under FIN 46R; (3) cash and securities segregated and on deposit for regulatory and other purposes; and (4) goodwill and intangibles. The amount of adjusted assets is presented to assist the reader in comparing the IB’s asset and capital levels to other investment banks in the securities industry. Asset-to-equity leverage ratios are commonly used as one measure to assess a company’s capital adequacy. The IB believed an adjusted asset amount that excluded the assets discussed above, which were considered to have a low risk profile, provided a more meaningful measure of balance sheet leverage in the securities industry.
(d)	Nonperforming loans included Loans held-for-sale of $25 million, $4 million, $3 million, $21 million and $70 million at June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006, and June 30, 2006, respectively, which were excluded from the allowance coverage ratios. Nonperforming loans excluded distressed HFS loans purchased as part of IB’s proprietary activities. During the first quarter of 2007, the Firm elected the fair value option of accounting for this portfolio, which was classified as Trading assets for 2007.
(e)	Average VARs were less than the sum of the VARs of their market risk components, which was due to risk offsets resulting from portfolio diversification. The diversification effect reflected the fact that the risks were not perfectly correlated. The risk of a portfolio of positions is usually less than the sum of the risks of the positions themselves.
(f)	Included VAR on derivative credit and debit valuation adjustments, hedges of the credit valuation adjustment and mark-to-market hedges of the retained loan portfolio, which were all reported in Principal Transactions. The VAR did not include the retained loan portfolio.
(g)	Source: Thomson Financial Securities data. Global announced M&A was based on rank value; all other rankings were based upon proceeds, with full credit to each book manager/equal if joint. Because of joint assignments, market share of all participants will add up to more than 100%.
(h)	References U.S. domiciled equity and equity-related transactions, per Thomson Financial.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratio and headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q07 Change				2007 Change
	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06	2007	2006	2006
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$470	$423	$430	$406	$390	11%	21%	$893	$761	17%
Asset Management, Administration and Commissions	344	263	293	326	366	31	(6)	607	803	(24)
Securities Gains (Losses)	—	—	(5)	(7)	(39)	—	NM	—	(45)	NM
Mortgage Fees and Related Income (a)	495	482	111	67	204	3	143	977	440	122
Credit Card Income	163	142	143	136	129	15	26	305	244	25
All Other Income	212	179	176	170	163	18	30	391	211	85

Noninterest Revenue	1,684	1,489	1,148	1,098	1,213	13	39	3,173	2,414	31
Net Interest Income	2,673	2,617	2,580	2,457	2,566	2	4	5,290	5,128	3

TOTAL NET REVENUE	4,357	4,106	3,728	3,555	3,779	6	15	8,463	7,542	12

Provision for Credit Losses	587	292	262	114	100	101	487	879	185	375

NONINTEREST EXPENSE
Compensation Expense (a)	1,104	1,065	950	886	901	4	23	2,169	1,821	19
Noncompensation Expense (a)	1,264	1,224	1,211	1,142	1,246	3	1	2,488	2,453	1
Amortization of Intangibles	116	118	130	111	112	(2)	4	234	223	5

TOTAL NONINTEREST EXPENSE	2,484	2,407	2,291	2,139	2,259	3	10	4,891	4,497	9

Income Before Income Tax Expense	1,286	1,407	1,175	1,302	1,420	(9)	(9)	2,693	2,860	(6)
Income Tax Expense	501	548	457	556	552	(9)	(9)	1,049	1,111	(6)

NET INCOME	$785	$859	$718	$746	$868	(9)	(10)	$1,644	$1,749	(6)

FINANCIAL RATIOS
ROE	20%	22%	18%	21%	24%			21%	25%
Overhead Ratio (a)	57	59	61	60	60			58	60
Overhead Ratio Excluding Core Deposit Intangibles (a) (b)	54	56	58	57	57			55	57

SELECTED BALANCE SHEETS (Ending)
Assets	$217,421	$212,997	$237,887	$227,056	$233,748	2	(7)	$217,421	$233,748	(7)
Loans (c) (d)	190,493	188,468	213,504	205,554	203,928	1	(7)	190,493	203,928	(7)
Deposits	217,689	221,840	214,081	198,260	198,273	(2)	10	217,689	198,273	10

SELECTED BALANCE SHEETS (Average)
Assets	$216,692	$217,135	$235,301	$225,307	$234,097	—	(7)	$216,912	$232,849	(7)
Loans (c) (d)	190,302	190,979	211,654	203,307	201,635	—	(6)	190,638	200,224	(5)
Deposits	219,171	216,933	211,915	198,967	199,075	1	10	218,058	196,741	11
Equity	16,000	16,000	16,000	14,300	14,300	—	12	16,000	14,099	13

Headcount	68,254	67,247	65,570	61,915	62,450	1	9	68,254	62,450	9

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs	$270	$185	$214	$128	$113	46	139	$455	$234	94
Nonperforming Loans (e)	1,760	1,655	1,677	1,404	1,339	6	31	1,760	1,339	31
Nonperforming Assets	2,099	1,910	1,902	1,595	1,520	10	38	2,099	1,520	38
Allowance for Loan Losses	1,772	1,453	1,392	1,306	1,321	22	34	1,772	1,321	34

Net Charge-off Rate (f)	0.66%	0.46%	0.45%	0.27%	0.24%			0.56%	0.25%
Allowance for Loan Losses to Ending Loans (f)	1.06	0.89	0.77	0.69	0.69			1.06	0.69
Allowance for Loan Losses to Nonperforming Loans (f)	115	94	89	95	99			115	99
Nonperforming Loans to Total Loans	0.92	0.88	0.79	0.68	0.66			0.92	0.66

(a)	The Firm adopted SFAS 159 in the first quarter of 2007. As a result, certain loan origination costs have been classified as expense (previously netted against revenue) for the current-year quarters and six months ended June 30, 2007.
(b)	Retail Financial Services uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation results in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this would result in an improving overhead ratio over time, all things remaining equal. This non-GAAP ratio excluded Regional Banking’s core deposit intangible amortization expense related to the Bank of New York transaction and the Merger of $115 million, $116 million, $130 million, $109 million and $110 million for the quarters ending June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006, and June 30, 2006, and $231 million and $219 million for year-to-date 2007 and 2006, respectively.
(c)	Loans included prime mortgage loans originated with the intent to sell, which, effective January 1, 2007, were accounted for at fair value under SFAS 159. These loans, classified as Trading assets on the Consolidated balance sheets, totaled $15.2 billion and $11.6 billion at June 30, 2007 and March 31, 2007, respectively. Average loans included $13.5 billion and $6.5 billion of these loans for the quarters ended June 30, 2007 and March 31, 2007, respectively, and $10.0 billion for the six months ended June 30, 2007.
(d)	End-of-period Loans included Loans held-for-sale of $8.3 billion, $13.4 billion, $32.7 billion, $17.0 billion and $11.8 billion at June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006, and June 30, 2006, respectively. Average Loans included Loans held-for-sale of $11.7 billion, $21.7 billion, $21.2 billion, $14.0 billion and $12.9 billion for the quarters ended June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006, and June 30, 2006, respectively, and $16.7 billion and $14.6 billion for year-to-date 2007 and 2006, respectively.
(e)	Nonperforming loans included Loans held-for-sale and loans accounted for at fair value under SFAS 159 of $217 million (of which $2 million were classified as Trading assets on the Consolidated balance sheet), $112 million, $116 million, $24 million and $9 million at June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006, and June 30, 2006, respectively.
(f)	Loans held-for-sale and Loans accounted for at fair value under SFAS 159 were excluded when calculating the allowance coverage ratio and the Net charge-off rate.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q07 Change				2007 Change
	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06	2007	2006	2006
REGIONAL BANKING
Noninterest Revenue	$977	$793	$678	$855	$851	23%	15%	$1,770	$1,671	6%
Net Interest Income	2,296	2,299	2,229	2,107	2,212	—	4	4,595	4,432	4

Total Net Revenue	3,273	3,092	2,907	2,962	3,063	6	7	6,365	6,103	4
Provision for Credit Losses	494	233	165	53	70	112	NM	727	136	435
Noninterest Expense	1,749	1,729	1,730	1,611	1,746	1	—	3,478	3,484	—
Income Before Income Tax Expense	1,030	1,130	1,012	1,298	1,247	(9)	(17)	2,160	2,483	(13)
Net Income	629	690	619	744	764	(9)	(18)	1,319	1,521	(13)

ROE	21%	24%	21%	29%	30%			23%	31%
Overhead Ratio	53	56	60	54	57			55	57
Overhead Ratio Excluding Core Deposit Intangibles (a)	50	52	55	51	53			51	53

BUSINESS METRICS (in billions)
Home Equity Origination Volume	$14.6	$12.7	$12.9	$13.3	$14.0	15	4	$27.3	$25.7	6
End of Period Loans Owned:
Home Equity	$91.0	$87.7	$85.7	$80.4	$77.8	4	17	$91.0	$77.8	17
Mortgage (b)	8.8	9.2	30.1	46.6	48.6	(4)	(82)	8.8	48.6	(82)
Business Banking	14.6	14.3	14.1	13.1	13.0	2	12	14.6	13.0	12
Education	10.2	11.1	10.3	9.4	8.3	(8)	23	10.2	8.3	23
Other Loans (c)	2.5	2.7	2.7	2.2	2.6	(7)	(4)	2.5	2.6	(4)

Total End of Period Loans	127.1	125.0	142.9	151.7	150.3	2	(15)	127.1	150.3	(15)
End of Period Deposits:
Checking	$67.3	$69.3	$68.7	$59.8	$62.3	(3)	8	$67.3	$62.3	8
Savings	97.7	100.1	92.4	86.9	89.1	(2)	10	97.7	89.1	10
Time and Other	41.9	42.2	43.3	41.5	36.5	(1)	15	41.9	36.5	15

Total End of Period Deposits	206.9	211.6	204.4	188.2	187.9	(2)	10	206.9	187.9	10
Average Loans Owned:
Home Equity	$89.2	$86.3	$84.2	$78.8	$76.2	3	17	$87.8	$75.2	17
Mortgage Loans (b)	8.8	8.9	40.8	47.8	47.1	(1)	(81)	8.8	45.9	(81)
Business Banking	14.5	14.3	14.0	13.0	13.0	1	12	14.4	12.8	13
Education	10.5	11.0	9.9	8.9	8.7	(5)	21	10.8	7.1	52
Other Loans (c)	2.4	3.0	2.7	2.2	2.6	(20)	(8)	2.7	2.8	(4)

Total Average Loans (d)	125.4	123.5	151.6	150.7	147.6	2	(15)	124.5	143.8	(13)
Average Deposits:
Checking	$67.2	$67.3	$65.5	$60.3	$62.6	—	7	$67.3	$62.8	7
Savings	98.4	96.7	92.2	88.1	89.8	2	10	97.6	89.6	9
Time and Other	41.7	42.5	43.0	39.0	35.4	(2)	18	42.1	33.9	24

Total Average Deposits	207.3	206.5	200.7	187.4	187.8	—	10	207.0	186.3	11
Average Assets	137.7	135.9	162.5	159.1	164.6	1	(16)	136.8	160.9	(15)
Average Equity	11.8	11.8	11.9	10.2	10.2	—	16	11.8	10.0	18

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q07 Change				2007 Change
	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06	2007	2006	2006
REGIONAL BANKING (continued)
CREDIT DATA AND QUALITY STATISTICS
30+ Day Delinquency Rate (e) (f)	1.88%	1.84%	2.02%	1.57%	1.48%			1.88%	1.48%
Net Charge-offs
Home Equity	$98	$68	$51	$29	$30	44%	227%	$166	$63	163%
Mortgage	26	20	21	14	9	30	189	46	21	119
Business Banking	30	25	38	19	16	20	88	55	34	62
Other Loans	52	13	27	1	13	300	300	65	20	225

Total Net Charge-offs	206	126	137	63	68	63	203	332	138	141
Net Charge-off Rate
Home Equity	0.44%	0.32%	0.24%	0.15%	0.16%			0.38%	0.17%
Mortgage	1.19	0.91	0.20	0.12	0.08			1.05	0.09
Business Banking	0.83	0.71	1.08	0.58	0.49			0.77	0.54
Other Loans (d)	2.32	0.55	1.15	0.05	0.55			1.39	0.55
Total Net Charge-off Rate (d)	0.68	0.43	0.37	0.17	0.19			0.56	0.20

Nonperforming Assets (g) (h) (i)	$1,968	$1,770	$1,725	$1,421	$1,349	11	46	$1,968	$1,349	46

RETAIL BRANCH BUSINESS METRICS
Investment Sales Volume	$5,117	$4,783	$4,101	$3,536	$3,692	7	39	$9,900	$7,245	37

Number of:
Branches	3,089	3,071	3,079	2,677	2,660	18 #	429 #	3,089	2,660	429 #
ATMs	8,649	8,560	8,506	7,825	7,753	89	896	8,649	7,753	896
Personal Bankers (j)	9,025	7,846	7,573	7,484	7,260	1,179	1,765	9,025	7,260	1,765
Sales Specialists (j)	3,915	3,712	3,614	3,471	3,376	203	539	3,915	3,376	539
Active Online Customers (in thousands) (k)	5,448	5,295	4,909	4,717	4,469	153	979	5,448	4,469	979
Checking Accounts (in thousands)	10,356	10,158	9,995	9,270	9,072	198	1,284	10,356	9,072	1,284

MORTGAGE BANKING
Production Revenue (l)	$463	$400	$215	$197	$202	16%	129%	$863	$421	105%
Net Mortgage Servicing Revenue:
Loan Servicing Revenue	615	601	598	579	563	2	9	1,216	1,123	8
Changes in MSR Asset Fair Value:
Due to Inputs or Assumptions in Model (m)	952	108	38	(1,075)	491	NM	94	1,060	1,202	(12)
Other Changes in Fair Value (n)	(383)	(378)	(372)	(327)	(392)	(1)	2	(761)	(741)	(3)

Total Changes in MSR Asset Fair Value	569	(270)	(334)	(1,402)	99	NM	475	299	461	(35)
Derivative Valuation Adjustments and Other	(1,014)	(127)	(69)	824	(546)	NM	(86)	(1,141)	(1,299)	12

Total Net Mortgage Servicing Revenue	170	204	195	1	116	(17)	47	374	285	31

Total Net Revenue	633	604	410	198	318	5	99	1,237	706	75
Noninterest Expense (l)	516	468	354	334	329	10	57	984	653	51
Income (Loss) Before Income Tax Expense	117	136	56	(136)	(11)	(14)	NM	253	53	377
Net Income (Loss)	71	84	34	(83)	(7)	(15)	NM	155	32	384

ROE	14%	17%	8%	NM	NM			16%	4%

Business Metrics (in billions)
Third Party Mortgage Loans Serviced (Ending)	$572.4	$546.1	$526.7	$510.7	$497.4	5	15	$572.4	$497.4	15
MSR Net Carrying Value (Ending)	9.5	7.9	7.5	7.4	8.2	20	16	9.5	8.2	16
Avg Mortgage Loans Held-for-Sale (o)	21.3	23.8	17.9	10.5	9.8	(11)	117	22.6	11.4	98
Average Assets	35.6	38.0	29.8	22.4	23.9	(6)	49	36.8	25.5	44
Average Equity	2.0	2.0	1.7	1.7	1.7	—	18	2.0	1.7	18

Mortgage Origination Volume by Channel (in billions)
Retail	$13.6	$10.9	$10.5	$10.1	$10.8	25	26	$24.5	$19.9	23
Wholesale	12.8	9.9	9.0	7.7	8.7	29	47	22.7	16.1	41
Correspondent	6.4	4.8	3.5	2.7	3.4	33	88	11.2	7.1	58
CNT (Including Negotiated Transactions)	11.3	10.5	9.5	8.5	8.3	8	36	21.8	17.3	26

Total (p)	44.1	36.1	32.5	29.0	31.2	22	41	80.2	60.4	33

AUTO FINANCE
Noninterest Revenue	$138	$131	$124	$110	$90	5	53	$269	$134	101
Net Interest Income	312	279	287	285	308	12	1	591	599	(1)

Total Net Revenue	450	410	411	395	398	10	13	860	733	17
Provision for Credit Losses	92	59	97	61	30	56	207	151	49	208
Noninterest Expense	219	210	207	194	184	4	19	429	360	19
Income Before Income Tax Expense	139	141	107	140	184	(1)	(24)	280	324	(14)
Net Income	85	85	65	85	111	—	(23)	170	196	(13)

ROE	15%	16%	11%	14%	19%			16%	16%
ROA	0.79	0.80	0.60	0.77	0.98			0.79	0.85

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q07 Change				2007 Change
	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06	2007	2006	2006
AUTO FINANCE (continued)

Business Metrics (in billions)
Auto Origination Volume	$5.3	$5.2	$5.0	$5.5	$4.5	2%	18%	$10.5	$8.8	19%
End-of-Period Loans and Lease Related Assets
Loans Outstanding	$40.4	$39.7	$39.3	$38.1	$39.4	2	3	$40.4	$39.4	3
Lease Financing Receivables	0.8	1.2	1.7	2.2	2.8	(33)	(71)	0.8	2.8	(71)
Operating Lease Assets	1.8	1.7	1.6	1.5	1.3	6	38	1.8	1.3	38

Total End-of-Period Loans and Lease Related Assets	43.0	42.6	42.6	41.8	43.5	1	(1)	43.0	43.5	(1)
Average Loans and Lease Related Assets
Loans Outstanding (q)	$40.1	$39.4	$38.7	$38.9	$40.3	2	—	$39.8	$40.7	(2)
Lease Financing Receivables	1.0	1.5	1.9	2.5	3.2	(33)	(69)	1.2	3.6	(67)
Operating Lease Assets	1.7	1.6	1.5	1.4	1.2	6	42	1.7	1.1	55

Total Average Loans and Lease Related Assets	42.8	42.5	42.1	42.8	44.7	1	(4)	42.7	45.4	(6)
Average Assets	43.4	43.2	43.1	43.8	45.6	—	(5)	43.3	46.4	(7)
Average Equity	2.2	2.2	2.4	2.4	2.4	—	(8)	2.2	2.4	(8)

Credit Quality Statistics
30+ Day Delinquency Rate	1.43%	1.33%	1.72%	1.61%	1.37%			1.43%	1.37%
Net Charge-offs
Loans	$62	$58	$76	$63	$44	7	41	$120	$92	30
Lease Receivables	1	1	1	2	1	—	—	2	4	(50)

Total Net Charge-offs	63	59	77	65	45	7	40	122	96	27
Net Charge-off Rate
Loans (q)	0.62%	0.60%	0.78%	0.66%	0.45%			0.61%	0.46%
Lease Receivables	0.40	0.27	0.21	0.32	0.13			0.34	0.22
Total Net Charge-off Rate (q)	0.61	0.59	0.75	0.64	0.43			0.60	0.44
Nonperforming Assets	$131	$140	$177	$174	$171	(6)	(23)	$131	$171	(23)

(a)	Regional Banking uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation results in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this inclusion would result in an improving overhead ratio over time, all things remaining equal. This non-GAAP ratio excluded Regional Banking’s core deposit intangible amortization expense related to The Bank of New York transaction and the Merger of $115 million, $116 million, $130 million, $109 million and $110 million for the quarters ended June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006, and June 30, 2006, and $231 million and $219 million for year-to-date 2007 and 2006, respectively.
(b)	As of January 1, 2007, $19.4 billion of held-for-investment prime mortgage loans were transferred from Retail Financial Services (“RFS”) to Treasury within the Corporate segment for risk management and reporting purposes. Although the loans, together with the responsibility for the investment management of the portfolio, were transferred to Treasury, the transfer had no impact on the financial results of Regional Banking. Balances reported for current-year quarter ends primarily reflected subprime mortgage loans owned.
(c)	Included commercial loans derived from community development activities and, prior to July 1, 2006, insurance policy loans.
(d)	Average loans included Loans held-for-sale of $3.9 billion, $4.4 billion, $3.3 billion, $2.5 billion and $1.9 billion for the quarters ended June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006, and June 30, 2006, respectively, and $4.1 billion and $2.6 billion for year-to-date 2007 and 2006, respectively. These amounts were excluded when calculating the Net charge-off rate.
(e)	Excluded delinquencies related to loans eligible for repurchase as well as loans repurchased from Governmental National Mortgage Association (“GNMA”) pools that are insured by government agencies and government-sponsored enterprises of $879 million, $975 million, $960 million, $880 million and $828 million at June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006, and June 30, 2006, respectively. These amounts are excluded as reimbursement is proceeding normally.
(f)	Excluded loans that are 30 days past due and still accruing, which are insured by government agencies under the Federal Family Education Loan Program of $523 million, $519 million, $464 million, $462 million and $416 million at June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006, and June 30, 2006, respectively. These amounts are excluded as reimbursement is proceeding normally.
(g)	Excluded loans that are 90 days past due and still accruing, which are insured by government agencies under the Federal Family Education Loan Program of $200 million, $178 million, $219 million, $189 million and $163 million for the quarters ended June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006, and June 30, 2006, respectively. These amounts are excluded as reimbursement is proceeding normally.
(h)	Excluded Nonperforming assets related to loans eligible for repurchase as well as loans repurchased from GNMA pools that are insured by government agencies and government-sponsored enterprises of $1.2 billion, $1.3 billion, $1.2 billion, $1.1 billion and $1.1 billion at June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006, and June 30, 2006, respectively. These amounts are excluded as reimbursement is proceeding normally.
(i)	Included Nonperforming Loans held-for-sale related to mortgage banking activities of $215 million, $79 million, $11 million, $3 million and $9 million at June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006, and June 30, 2006, respectively.
(j)	Employees acquired as part of The Bank of New York transaction are included beginning with the second quarter of 2007. This transaction was completed on October 1, 2006, however the mapping of the acquired employee base had not been completed and therefore not included in the previous quarters since closing the transaction.
(k)	During the quarter ended June 30, 2007, RFS changed the methodology for determining active online customers to include all individual RFS customers with one or more online accounts that has been active within 90 days of quarter end, including customers who also have online accounts with Card Services. Prior periods have been restated to conform to this new methodology.
(l)	The Firm adopted SFAS 159 in the first quarter of 2007. As a result, certain loan origination costs have been classified as expense (previously netted against revenue) for the current-year quarters and six months ended June 30, 2007.
(m)	Represents MSR asset fair value adjustments due to changes in inputs, such as interest rates and volatility, as well as updates to assumptions used in the valuation model.
(n)	Included changes in the MSR value due to modeled servicing portfolio runoff (or time decay).
(o)	Included $13.5 billion and $6.5 billion of prime mortgage loans accounted for at fair value option for the quarters ended June 30, 2007, and March 31, 2007, respectively, and $10.0 billion for year-to-date 2007. These loans are classified as Trading Assets on the Consolidated balance sheets for quarters ending on or after March 31, 2007.
(p)	During the second quarter of 2007, RFS changed its definition of mortgage originations to include all newly originated mortgage loans sourced through RFS channels, and to exclude all mortgage loan originations sourced through the IB’s channels. Prior periods have been restated to conform to this new definition.
(q)	Average loans included Loans held-for-sale of $943 million, and $1.2 billion for the quarters ended September 30, 2006, and June 30, 2006, respectively. Average Loans held-for-sale for the quarters ended June 30, 2007, March 31, 2007, and December 31, 2006, and year-to-date 2007 were insignificant. The year-to-date average Loans held-for-sale were $589 million for 2006. These amounts are excluded when calculating the Net charge-off rate.

CARD SERVICES — MANAGED BASIS

JPMORGAN CHASE & CO. CARD SERVICES — MANAGED BASIS
FINANCIAL HIGHLIGHTS
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
					2Q07 Change				2007 Change
	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06	2007	2006	2006
INCOME STATEMENT
REVENUE
Credit Card Income	$682	$599	$697	$636	$653	14%	4%	$1,281	$1,254	2%
All Other Income	80	92	111	126	49	(13)	63	172	120	43

Noninterest Revenue	762	691	808	762	702	10	9	1,453	1,374	6
Net Interest Income	2,955	2,989	2,942	2,884	2,962	(1)	—	5,944	5,975	(1)

TOTAL NET REVENUE	3,717	3,680	3,750	3,646	3,664	1	1	7,397	7,349	1

Provision for Credit Losses (a)	1,331	1,229	1,281	1,270	1,031	8	29	2,560	2,047	25

NONINTEREST EXPENSE
Compensation Expense	251	254	242	251	251	(1)	—	505	510	(1)
Noncompensation Expense	753	803	915	823	810	(6)	(7)	1,556	1,606	(3)
Amortization of Intangibles	184	184	184	179	188	—	(2)	368	376	(2)

TOTAL NONINTEREST EXPENSE	1,188	1,241	1,341	1,253	1,249	(4)	(5)	2,429	2,492	(3)

Income Before Income Tax Expense	1,198	1,210	1,128	1,123	1,384	(1)	(13)	2,408	2,810	(14)
Income Tax Expense	439	445	409	412	509	(1)	(14)	884	1,034	(15)

NET INCOME	$759	$765	$719	$711	$875	(1)	(13)	$1,524	$1,776	(14)

Memo: Net Securitization Gains (Amortization)	$16	$23	$32	$48	$(6)	(30)	NM	$39	$2	NM

FINANCIAL METRICS
ROE	22%	22%	20%	20%	25%			22%	25%
Overhead Ratio	32	34	36	34	34			33	34
% of Average Managed Outstandings:
Net Interest Income	8.04	8.11	7.92	8.07	8.66			8.08	8.76
Provision for Credit Losses	3.62	3.34	3.45	3.56	3.01			3.48	3.00
Noninterest Revenue	2.07	1.88	2.17	2.13	2.05			1.97	2.01
Risk Adjusted Margin (b)	6.49	6.65	6.65	6.65	7.70			6.57	7.77
Noninterest Expense	3.23	3.37	3.61	3.51	3.65			3.30	3.65
Pretax Income (ROO)	3.26	3.28	3.04	3.14	4.05			3.27	4.12
Net Income	2.06	2.08	1.94	1.99	2.56			2.07	2.60

BUSINESS METRICS
Charge Volume (in billions)	$88.0	$81.3	$93.4	$87.5	$84.4	8	4	$169.3	$158.7	7
Net Accounts Opened (in thousands) (c)	3,706	3,439	14,392	4,186	24,573	8	(85)	7,145	27,291	(74)
Credit Cards Issued (in thousands)	150,883	152,097	154,424	139,513	136,685	(1)	10	150,883	136,685	10
Number of Registered Internet Customers (in millions)	24.6	24.3	22.5	20.4	19.1	1	29	24.6	19.1	29

Merchant Acquiring Business (d) Bank Card Volume (in billions)	$179.7	$163.6	$177.9	$168.7	$166.3	10	8	$343.3	$314.0	9
Total Transactions (in millions)	4,811	4,465	4,968	4,597	4,476	8	7	9,276	8,606	8

(a)	Second quarter of 2006 included a $90 million release of a $100 million special provision, originally recorded in the third quarter of 2005, related to Hurricane Katrina.
(b)	Represents Total Net Revenue less Provision for Credit Losses.
(c)	Fourth quarter of 2006 included approximately 9 million accounts from the acquisition of the BP and Pier 1 Imports, Inc. private label portfolios. Second quarter of 2006 included approximately 21 million accounts from the acquisition of the Kohl’s private label portfolio.
(d)	Represents 100% of the merchant acquiring business.

JPMORGAN CHASE & CO. CARD SERVICES — MANAGED BASIS
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q07 Change				2007 Change
	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06	2007	2006	2006
SELECTED ENDING BALANCES
Loans:
Loans on Balance Sheets	$80,495	$78,173	$85,881	$78,587	$72,961	3%	10%	$80,495	$72,961	10%
Securitized Loans	67,506	68,403	66,950	65,245	66,349	(1)	2	67,506	66,349	2

Managed Loans	$148,001	$146,576	$152,831	$143,832	$139,310	1	6	$148,001	$139,310	6

SELECTED AVERAGE BALANCES
Managed Assets	$154,406	$156,271	$153,973	$148,272	$144,284	(1)	7	$155,333	$145,134	7
Loans:
Loans on Balance Sheets	$79,000	$81,932	$81,489	$76,655	$68,185	(4)	16	$80,458	$68,319	18
Securitized Loans	68,428	67,485	65,898	65,061	69,005	1	(1)	67,959	69,287	(2)

Managed Loans	$147,428	$149,417	$147,387	$141,716	$137,190	(1)	7	$148,417	$137,606	8

Equity	$14,100	$14,100	$14,100	$14,100	$14,100	—	—	$14,100	$14,100	—

Headcount	18,913	18,749	18,639	18,696	18,753	1	1	18,913	18,753	1

MANAGED CREDIT QUALITY STATISTICS
Net Charge-offs	$1,331	$1,314	$1,281	$1,280	$1,121	1	19	$2,645	$2,137	24
Net Charge-off Rate	3.62%	3.57%	3.45%	3.58%	3.28%			3.59%	3.13%

Managed delinquency ratios
30+ days	3.00%	3.07%	3.13%	3.17%	3.14%			3.00%	3.14%
90+ days	1.42	1.52	1.50	1.48	1.52			1.42	1.52

Allowance for Loan Losses	$3,096	$3,092	$3,176	$3,176	$3,186	—	(3)	$3,096	$3,186	(3)
Allowance for Loan Losses to Period-end Loans	3.85%	3.96%	3.70%	4.04%	4.37%			3.85%	4.37%

JPMORGAN CHASE & CO. CARD RECONCILIATION OF REPORTED AND MANAGED DATA
(in millions)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q07 Change				2007 Change
	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06	2007	2006	2006
INCOME STATEMENT DATA (a)
Credit Card Income
Reported Basis for the Period	$1,470	$1,345	$1,423	$1,357	$1,590	9%	(8)%	$2,815	$3,316	(15)%
Securitization Adjustments	(788)	(746)	(726)	(721)	(937)	(6)	16	(1,534)	(2,062)	26

Managed Credit Card Income	$682	$599	$697	$636	$653	14	4	$1,281	$1,254	2

Net Interest Income
Reported Basis for the Period	$1,577	$1,650	$1,623	$1,556	$1,464	(4)	8	$3,227	$2,903	11
Securitization Adjustments	1,378	1,339	1,319	1,328	1,498	3	(8)	2,717	3,072	(12)

Managed Net Interest Income	$2,955	$2,989	$2,942	$2,884	$2,962	(1)	—	$5,944	$5,975	(1)

Total Net Revenue
Reported Basis for the Period	$3,127	$3,087	$3,157	$3,039	$3,103	1	1	$6,214	$6,339	(2)
Securitization Adjustments	590	593	593	607	561	(1)	5	1,183	1,010	17

Managed Total Net Revenue	$3,717	$3,680	$3,750	$3,646	$3,664	1	1	$7,397	$7,349	1

Provision for Credit Losses
Reported Basis for the Period (b)	$741	$636	$688	$663	$470	17	58	$1,377	$1,037	33
Securitization Adjustments	590	593	593	607	561	(1)	5	1,183	1,010	17

Managed Provision for Credit Losses (b)	$1,331	$1,229	$1,281	$1,270	$1,031	8	29	$2,560	$2,047	25

BALANCE SHEETS — AVERAGE BALANCES (a)
Total Average Assets
Reported Basis for the Period	$88,486	$91,157	$90,283	$85,301	$77,371	(3)	14	$89,814	$77,901	15
Securitization Adjustments	65,920	65,114	63,690	62,971	66,913	1	(1)	65,519	67,233	(3)

Managed Average Assets	$154,406	$156,271	$153,973	$148,272	$144,284	(1)	7	$155,333	$145,134	7

CREDIT QUALITY STATISTICS (a)
Net Charge-offs
Reported Net Charge-offs Data for the Period	$741	$721	$688	$673	$560	3	32	$1,462	$1,127	30
Securitization Adjustments	590	593	593	607	561	(1)	5	1,183	1,010	17

Managed Net Charge-offs	$1,331	$1,314	$1,281	$1,280	$1,121	1	19	$2,645	$2,137	24

(a)	JPMorgan Chase uses the concept of “managed receivables” to evaluate the credit performance and overall performance of the underlying credit card loans, both sold and not sold; as the same borrower is continuing to use the credit card for ongoing charges, a borrower’s credit performance will affect both the receivables sold under SFAS 140 and those not sold. Thus, in its disclosures regarding managed receivables, JPMorgan Chase treated the sold receivables as if they were still on the balance sheet in order to disclose the credit performance (such as net charge-off rates) of the entire managed credit card portfolio. Managed results excluded the impact of credit card securitizations on Total Net Revenue, the Provision for Credit Losses, Net Charge-Offs and Loan Receivables. Securitization did not change reported Net income versus managed earnings; however, it did affect the classification of items on the Consolidated Statements of Income and Consolidated Balance Sheets.
(b)	Second quarter of 2006 included a $90 million release of a $100 million special provision, originally recorded in the third quarter of 2005, related to Hurricane Katrina.

COMMERCIAL BANKING

JPMORGAN CHASE & CO. COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q07 Change				2007 Change
	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06	2007	2006	2006
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$158	$158	$155	$145	$147	—%	7%	$316	$289	9%
Asset Management, Administration and Commissions	21	23	20	16	16	(9)	31	44	31	42
All Other Income (a)	133	154	135	95	111	(14)	20	287	187	53

Noninterest Revenue	312	335	310	256	274	(7)	14	647	507	28
Net Interest Income	695	668	708	677	675	4	3	1,363	1,342	2

TOTAL NET REVENUE	1,007	1,003	1,018	933	949	—	6	2,010	1,849	9

Provision for Credit Losses	45	17	111	54	(12)	165	NM	62	(5)	NM

NONINTEREST EXPENSE
Compensation Expense	182	180	174	190	179	1	2	362	376	(4)
Noncompensation Expense	300	290	296	296	302	3	(1)	590	587	1
Amortization of Intangibles	14	15	15	14	15	(7)	(7)	29	31	(6)

TOTAL NONINTEREST EXPENSE	496	485	485	500	496	2	—	981	994	(1)

Income Before Income Tax Expense	466	501	422	379	465	(7)	—	967	860	12
Income Tax Expense	182	197	166	148	182	(8)	—	379	337	12

NET INCOME	$284	$304	$256	$231	$283	(7)	—	$588	$523	12

MEMO:
Revenue by Product:
Lending	$348	$348	$359	$335	$331	—	5	$696	$650	7
Treasury Services	569	556	576	551	566	2	1	1,125	1,116	1
Investment Banking	82	76	87	60	66	8	24	158	106	49
Other	8	23	(4)	(13)	(14)	(65)	NM	31	(23)	NM

Total Commercial Banking Revenue	$1,007	$1,003	$1,018	$933	$949	—	6	$2,010	$1,849	9

IB Revenues, Gross (b)	$236	$231	$246	$170	$186	2	27	$467	$300	56

Revenue by Business:
Middle Market Banking	$653	$661	$661	$617	$634	(1)	3	$1,314	$1,257	5
Mid-Corporate Banking	197	212	198	160	161	(7)	22	409	298	37
Real Estate Banking	109	102	120	119	114	7	(4)	211	219	(4)
Other	48	28	39	37	40	71	20	76	75	1

Total Commercial Banking Revenue	$1,007	$1,003	$1,018	$933	$949	—	6	$2,010	$1,849	9

FINANCIAL RATIOS
ROE	18%	20%	16%	17%	21%			19%	19%
Overhead Ratio	49	48	48	54	52			49	54

(a)	IB-related and commercial card revenues are included in All Other Income.
(b)	Represents the total revenue related to investment banking products sold to Commercial Banking (“CB”) clients.

JPMORGAN CHASE & CO. COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q07 Change				2007 Change
	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06	2007	2006	2006
SELECTED BALANCE SHEETS DATA (Average)
Total Assets	$84,687	$82,545	$62,227	$57,378	$56,561	3%	50%	$83,622	$55,671	50%
Loans and Leases (a)	59,812	57,660	57,657	53,404	52,413	4	14	58,742	51,629	14
Liability Balances (b)	84,187	81,752	79,050	72,009	72,556	3	16	82,976	71,664	16
Equity	6,300	6,300	6,300	5,500	5,500	—	15	6,300	5,500	15

MEMO:
Loans by Business:
Middle Market Banking	$37,099	$36,317	$35,618	$32,890	$32,492	2	14	$36,710	$32,178	14
Mid-Corporate Banking	11,692	10,669	9,898	8,756	8,269	10	41	11,183	7,925	41
Real Estate Banking	6,894	7,074	7,745	7,564	7,515	(3)	(8)	6,984	7,476	(7)
Other	4,127	3,600	4,396	4,194	4,137	15	—	3,865	4,050	(5)

Total Commercial Banking Loans	$59,812	$57,660	$57,657	$53,404	$52,413	4	14	$58,742	$51,629	14

Headcount	4,295	4,281	4,459	4,447	4,320	—	(1)	4,295	4,320	(1)

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (Recoveries)	$(8)	$(1)	$16	$21	$(3)	NM	(167)	$(9)	$(10)	10
Nonperforming Loans	135	141	121	157	225	(4)	(40)	135	225	(40)
Allowance for Credit Losses:
Allowance for Loan Losses	1,551	1,531	1,519	1,431	1,394	1	11	1,551	1,394	11
Allowance for Lending-Related Commitments	222	187	187	156	157	19	41	222	157	41

Total Allowance for Credit Losses	1,773	1,718	1,706	1,587	1,551	3	14	1,773	1,551	14

Net Charge-off (Recovery) Rate (a)	(0.05)%	(0.01)%	0.11%	0.16%	(0.02)%			(0.03)%	(0.04)%
Allowance for Loan Losses to Average Loans (a)	2.63	2.68	2.67	2.70	2.68			2.67	2.72
Allowance for Loan Losses to Nonperforming Loans	1,149	1,086	1,255	911	620			1,149	620
Nonperforming Loans to Average Loans	0.23	0.24	0.21	0.29	0.43			0.23	0.44

(a)	Average loans included Loans held-for-sale of $741 million, $475 million, $804 million, $359 million and $334 million for the quarters ended June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006, and June 30, 2006, respectively, and $609 million and $301 million for year-to-date 2007 and 2006, respectively. These amounts are excluded when calculating the Net charge-off (recovery) rate and the allowance coverage ratio.
(b)	Liability balances included deposits and deposits that are swept to on-balance sheet liabilities.

TREASURY & SECURITIES SERVICES

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES
FINANCIAL HIGHLIGHTS
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q07 Change				2007 Change
	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06	2007	2006	2006
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$219	$213	$186	$183	$184	3%	19%	$432	$366	18%
Asset Management, Administration and Commissions	828	686	717	642	683	21	21	1,514	1,333	14
All Other Income	184	125	133	155	178	47	3	309	324	(5)

Noninterest Revenue	1,231	1,024	1,036	980	1,045	20	18	2,255	2,023	11
Net Interest Income	510	502	501	519	543	2	(6)	1,012	1,050	(4)

TOTAL NET REVENUE	1,741	1,526	1,537	1,499	1,588	14	10	3,267	3,073	6

Provision for Credit Losses	—	6	(2)	1	4	NM	NM	6	—	NM
Credit Reimbursement to IB (a)	(30)	(30)	(31)	(30)	(30)	—	—	(60)	(60)	—

NONINTEREST EXPENSE
Compensation Expense	609	558	555	557	537	9	13	1,167	1,086	7
Noncompensation Expense	523	502	533	489	493	4	6	1,025	973	5
Amortization of Intangibles	17	15	16	18	20	13	(15)	32	39	(18)

TOTAL NONINTEREST EXPENSE	1,149	1,075	1,104	1,064	1,050	7	9	2,224	2,098	6

Income before Income Tax Expense	562	415	404	404	504	35	12	977	915	7
Income Tax Expense	210	152	148	148	188	38	12	362	337	7

NET INCOME	$352	$263	$256	$256	$316	34	11	$615	$578	6

REVENUE BY BUSINESS
Treasury Services	$720	$689	700	$697	$702	4	3	$1,409	$1,395	1
Worldwide Securities Services	1,021	837	837	802	886	22	15	1,858	1,678	11

TOTAL NET REVENUE	$1,741	$1,526	$1,537	$1,499	$1,588	14	10	$3,267	$3,073	6

FINANCIAL RATIOS
ROE	47%	36%	46%	46%	58%			41%	49%
Overhead Ratio	66	70	72	71	66			68	68
Pretax Margin Ratio (b)	32	27	26	27	32			30	30

FIRMWIDE BUSINESS METRICS
Assets under Custody (in billions)	$15,203	$14,661	$13,903	$12,873	$11,536	4	32	$15,203	$11,536	32

Number of:
US$ ACH transactions originated (in millions)	972	971	931	886	848	—	15	1,943	1,686	15
Total US$ Clearing Volume (in thousands)	27,779	26,840	26,906	26,252	26,506	3	5	54,619	51,688	6
International Electronic Funds Transfer Volume (in thousands) (c)	42,068	42,399	41,007	35,322	35,255	(1)	19	84,467	68,996	22
Wholesale Check Volume (in millions)	767	771	793	860	904	(1)	(15)	1,538	1,756	(12)
Wholesale Cards Issued (in thousands) (d)	17,535	17,146	17,228	16,662	16,271	2	8	17,535	16,271	8

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q07 Change				2007 Change
	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06	2007	2006	2006
SELECTED BALANCE SHEETS (Average)
Total Assets	$50,687	$46,005	$35,422	$30,558	$31,774	10%	60%	$48,359	$30,509	59%
Loans	20,195	18,948	19,030	15,231	14,993	7	35	19,575	13,972	40
Liability Balances (e)	217,514	210,639	193,129	192,518	194,181	3	12	214,095	186,201	15
Equity	3,000	3,000	2,200	2,200	2,200	—	36	3,000	2,372	26

Headcount	25,206	24,875	25,423	24,575	24,100	1	5	25,206	24,100	5

TSS FIRMWIDE METRICS
Treasury Services Firmwide Revenue (f)	$1,354	$1,305	$1,333	$1,300	$1,318	4	3	$2,659	$2,609	2
Treasury & Securities Services Firmwide Revenue (f)	2,375	2,142	2,170	2,102	2,204	11	8	4,517	4,287	5

Treasury Services Firmwide Overhead Ratio (g)	59%	59%	56%	57%	56%			59%	56%
Treasury & Securities Services Firmwide Overhead Ratio (g)	60	63	63	63	59			61	61

Treasury Services Firmwide Liability Balances (Average) (h)	$189,214	$186,631	$168,321	$162,326	$161,866	1	17	$187,930	$158,662	18
Treasury & Securities Services Firmwide Liability Balances (Average) (h)	301,701	292,391	272,178	264,527	265,398	3	14	297,072	256,910	16
FOOTNOTES
(a)	TSS was charged a credit reimbursement related to certain exposures managed within the IB credit portfolio on behalf of clients shared with TSS.

(b)	Pretax margin represents Income before income tax expense divided by Total net revenue, which is a measure of pretax performance and another basis by which management evaluates its performance and that of its competitors.

(c)	International electronic funds transfer included non-US$ ACH and clearing volume.

(d)	Wholesale cards issued included domestic commercial card, stored value card, prepaid card, and government electronic benefit card products.

(e)	Liability balances included deposits and deposits swept to on-balance sheet liabilities.
TSS FIRMWIDE METRICS
TSS firmwide metrics included certain TSS product revenues and liability balances reported in other lines of business for customers who are also customers of those lines of business. In order to capture the firmwide impact of Treasury Services (“TS”) and TSS products and revenues, management reviewed firmwide metrics such as liability balances, revenues and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary in order to understand the aggregate TSS business.
(f)	Firmwide revenue included TS revenue recorded in the CB, Regional Banking and Asset Management (“AM”) lines of business (see below) and excluded FX revenues recorded in the IB for TSS-related FX activity.

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q07 Change				2007 Change
	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06	2007	2006	2006
TS Revenue Reported in CB	$569	$556	$576	$551	$566	2%	1%	$1,125	$1,116	1%
TS Revenue Reported in Other Lines of Business	65	60	57	52	50	8	30	125	98	28
TSS firmwide FX revenue, which included FX revenue recorded in TSS and FX revenue associated with TSS customers who were FX customers of the IB, was $139 million for the quarter ended June 30, 2007, and $251 million for year-to-date 2007.

(g)	Overhead ratios have been calculated based on firmwide revenues and TSS and TS expenses, respectively, including those allocated to certain other lines of business. FX revenues and expenses recorded in the IB for TSS-related FX activity were not included in this ratio.

(h)	Firmwide liability balances included TS’ liability balances recorded in certain other lines of business. Liability balances associated with TS customers who were also customers of the CB line of business were not included in TS liability balances.

ASSET MANAGEMENT

JPMORGAN CHASE & CO. ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio, ranking and headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q07 Change				2007 Change
	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06	2007	2006	2006
INCOME STATEMENT
REVENUE
Asset Management, Administration and Commissions	$1,671	$1,489	$1,509	$1,285	$1,279	12%	31%	$3,160	$2,501	26%
All Other Income	173	170	192	120	93	2	86	343	209	64

Noninterest Revenue	1,844	1,659	1,701	1,405	1,372	11	34	3,503	2,710	29
Net Interest Income	293	245	246	231	248	20	18	538	494	9

TOTAL NET REVENUE	2,137	1,904	1,947	1,636	1,620	12	32	4,041	3,204	26

Provision for Credit Losses	(11)	(9)	14	(28)	(7)	(22)	(57)	(20)	(14)	(43)

NONINTEREST EXPENSE
Compensation Expense	879	764	750	676	669	15	31	1,643	1,351	22
Noncompensation Expense	456	451	512	417	390	1	17	907	784	16
Amortization of Intangibles	20	20	22	22	22	—	(9)	40	44	(9)

TOTAL NONINTEREST EXPENSE	1,355	1,235	1,284	1,115	1,081	10	25	2,590	2,179	19

Income Before Income Tax Expense	793	678	649	549	546	17	45	1,471	1,039	42
Income Tax Expense	300	253	242	203	203	19	48	553	383	44

NET INCOME	$493	$425	$407	$346	$343	16	44	$918	$656	40

REVENUE BY CLIENT SEGMENT
Private Bank	$646	$560	$528	$469	$469	15	38	$1,206	$910	33
Institutional	617	551	624	464	449	12	37	1,168	884	32
Retail	602	527	541	456	446	14	35	1,129	888	27
Private Client Services	272	266	254	247	256	2	6	538	522	3

Total Net Revenue	$2,137	$1,904	$1,947	$1,636	$1,620	12	32	$4,041	$3,204	26

FINANCIAL RATIOS
ROE	53%	46%	46%	39%	39%			49%	38%
Overhead Ratio	63	65	66	68	67			64	68
Pretax Margin Ratio (a)	37	36	33	34	34			36	32

BUSINESS METRICS
Number of:
Client Advisors	1,582	1,533	1,506	1,489	1,486	3	6	1,582	1,486	6
Retirement Planning Services Participants	1,477,000	1,423,000	1,362,000	1,372,000	1,361,000	4	9	1,477,000	1,361,000	9

% of Customer Assets in 4 & 5 Star Funds (b)	65%	61%	58%	58%	56%	7	16	65%	56%	16

% of AUM in 1st and 2nd Quartiles: (c)
1 Year	65%	76%	83%	79%	71%	(14)	(8)	65%	71%	(8)
3 Years	77%	76%	77%	75%	75%	1	3	77%	75%	3
5 Years	76%	81%	79%	80%	81%	(6)	(6)	76%	81%	(6)

SELECTED BALANCE SHEETS DATA (Average)
Total Assets	$51,710	$45,816	$46,716	$43,524	$43,228	13	20	$48,779	$42,126	16
Loans (d)	28,695	25,640	28,917	26,770	25,807	12	11	27,176	25,148	8
Deposits	55,981	54,816	51,341	51,395	51,583	2	9	55,402	49,834	11
Equity	3,750	3,750	3,500	3,500	3,500	—	7	3,750	3,500	7

Headcount	14,108	13,568	13,298	12,761	12,786	4	10	14,108	12,786	10

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (Recoveries)	$(5)	$—	$2	$(24)	$(4)	NM	(25)	$(5)	$3	NM
Nonperforming Loans	21	34	39	57	76	(38)	(72)	21	76	(72)
Allowance for Loan Losses	105	114	121	112	117	(8)	(10)	105	117	(10)
Allowance for Lending Related Commitments	7	5	6	4	3	40	133	7	3	133

Net Charge-off (Recovery) Rate	(0.07)%	—%	0.03%	(0.36)%	(0.06)%			(0.04)%	0.02%
Allowance for Loan Losses to Average Loans	0.37	0.44	0.42	0.42	0.45			0.39	0.47
Allowance for Loan Losses to Nonperforming Loans	500	335	310	196	154			500	154
Nonperforming Loans to Average Loans	0.07	0.13	0.13	0.21	0.29			0.08	0.30

(a)	Pretax margin represents Income before income tax expense divided by Total net revenue, which is a measure of pretax performance and another basis by which management evaluates its performance and that of its competitors.
(b)	Derived from Morningstar for the United States; Micropal for the United Kingdom, Luxembourg, Hong Kong and Taiwan; and Nomura for Japan.
(c)	Quartile rankings sourced from Lipper for the United States and Taiwan; Micropal for the United Kingdom, Luxembourg and Hong Kong; and Nomura for Japan.
(d)	As of January 1, 2007, $5.3 billion of held-for-investment prime mortgage loans were transferred from AM to Treasury within the Corporate segment. Although the loans, together with the responsibility for the investment management of the portfolio, were transferred to Treasury, the transfer had no impact on the financial results of AM.

JPMORGAN CHASE & CO. ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Jun 30, 2007
						Change
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2007	2007	2006	2006	2006	2007	2006
Assets by Asset Class
Liquidity (a)	$333	$318	$311	$281	$247	5%	35%
Fixed Income	190	180	175	171	172	6	10
Equities & Balanced	467	446	427	392	393	5	19
Alternatives	119	109	100	91	86	9	38

TOTAL ASSETS UNDER MANAGEMENT	1,109	1,053	1,013	935	898	5	23
Custody / Brokerage / Administration / Deposits	363	342	334	330	315	6	15

TOTAL ASSETS UNDER SUPERVISION	$1,472	$1,395	$1,347	$1,265	$1,213	6	21

Assets by Client Segment
Institutional	$565	$550	$538	$503	$484	3	17
Private Bank	185	170	159	150	143	9	29
Retail	300	274	259	228	219	9	37
Private Client Services	59	59	57	54	52	—	13

TOTAL ASSETS UNDER MANAGEMENT	$1,109	$1,053	$1,013	$935	$898	5	23

Institutional	$566	$551	$539	$505	$486	3	16
Private Bank	402	374	357	347	331	7	21
Retail	393	361	343	309	295	9	33
Private Client Services	111	109	108	104	101	2	10

TOTAL ASSETS UNDER SUPERVISION	$1,472	$1,395	$1,347	$1,265	$1,213	6	21

Assets by Geographic Region
U.S. / Canada	$700	$664	$630	$596	$577	5	21
International	409	389	383	339	321	5	27

TOTAL ASSETS UNDER MANAGEMENT	$1,109	$1,053	$1,013	$935	$898	5	23

U.S. / Canada	$971	$929	$889	$855	$828	5	17
International	501	466	458	410	385	8	30

TOTAL ASSETS UNDER SUPERVISION	$1,472	$1,395	$1,347	$1,265	$1,213	6	21

Mutual Funds Assets by Asset Class
Liquidity	$268	$257	$255	$221	$178	4	51
Fixed Income	49	48	46	45	47	2	4
Equity	235	219	206	184	194	7	21

TOTAL MUTUAL FUND ASSETS	$552	$524	$507	$450	$419	5	32

(a)	Third quarter 2006 data reflected the reclassification of $19 billion of assets under management into liquidity from other asset classes. Prior period data were not restated.

JPMORGAN CHASE & CO. ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

	QUARTERLY TRENDS					YEAR-TO-DATE
	2Q07	1Q07	4Q06	3Q06	2Q06	2007	2006
ASSETS UNDER SUPERVISION (continued)
Assets Under Management Rollforward
Beginning Balance	$1,053	$1,013	$935	$898	$873	$1,013	$847
Flows:
Liquidity	12	7	24	15	10	19	5
Fixed Income	6	2	1	4	6	8	6
Equities, Balanced & Alternatives	12	10	5	3	13	22	26
Market / Performance / Other Impacts	26	21	48	15	(4)	47	14

TOTAL ASSETS UNDER MANAGEMENT	$1,109	$1,053	$1,013	$935	$898	$1,109	$898

Assets Under Supervision Rollforward
Beginning Balance	$1,395	$1,347	$1,265	$1,213	$1,197	$1,347	$1,149
Net Asset Flows	38	27	31	26	33	65	45
Market / Performance / Other Impacts	39	21	51	26	(17)	60	19

TOTAL ASSETS UNDER SUPERVISION	$1,472	$1,395	$1,347	$1,265	$1,213	$1,472	$1,213

CORPORATE

JPMORGAN CHASE & CO. CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q07 Change				2007 Change
	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06	2007	2006	2006
INCOME STATEMENT
REVENUE
Principal Transactions (a) (b)	$1,372	$1,325	$236	$195	$551	4%	149%	$2,697	$750	260%
Securities Gains (Losses)	(227)	(8)	18	24	(492)	NM	54	(235)	(650)	64
All Other Income (c)	90	68	27	125	231	32	(61)	158	333	(53)

Noninterest Revenue	1,235	1,385	281	344	290	(11)	326	2,620	433	NM
Net Interest Income (Expense)	(173)	(117)	(87)	(55)	(355)	(48)	51	(290)	(902)	68

TOTAL NET REVENUE	1,062	1,268	194	289	(65)	(16)	NM	2,330	(469)	NM

Provision for Credit Losses	3	3	(2)	1	—	—	NM	6	—	NM

NONINTEREST EXPENSE
Compensation Expense (b)	695	776	434	737	770	(10)	(10)	1,471	1,455	1
Noncompensation Expense (d)	818	556	678	731	336	47	143	1,374	948	45
Merger Costs	64	62	100	48	86	3	(26)	126	157	(20)

Subtotal	1,577	1,394	1,212	1,516	1,192	13	32	2,971	2,560	16
Net Expenses Allocated to Other Businesses	(1,075)	(1,040)	(1,037)	(1,035)	(1,036)	(3)	(4)	(2,115)	(2,069)	(2)

TOTAL NONINTEREST EXPENSE	502	354	175	481	156	42	222	856	491	74

Income (Loss) from Continuing Operations before Income Tax Expense	557	911	21	(193)	(221)	(39)	NM	1,468	(960)	NM
Income Tax Expense (Benefit) (e)	175	280	(520)	(159)	(181)	(38)	NM	455	(500)	NM

Income (Loss) from Continuing Operations	$382	$631	$541	$(34)	$(40)	(39)	NM	$1,013	$(460)	NM
Income from Discontinued Operations (after-tax) (f)	—	—	620	65	56	—	NM	—	110	NM

NET INCOME (LOSS)	$382	$631	$1,161	$31	$16	(39)	NM	$1,013	$(350)	NM

MEMO:
TOTAL NET REVENUE
Private Equity (a) (b)	$1,293	$1,253	$250	$188	$500	3	159	$2,546	$704	262
Treasury and Other Corporate (c)	(231)	15	(56)	101	(565)	NM	59	(216)	(1,173)	82

TOTAL NET REVENUE	$1,062	$1,268	$194	$289	$(65)	(16)	NM	$2,330	$(469)	NM

NET INCOME (LOSS)
Private Equity (a)	$702	$698	$136	$95	$293	1	140	$1,400	$396	254
Treasury and Other Corporate (c) (d) (e)	(280)	(29)	467	(99)	(280)	NM	—	(309)	(759)	59
Merger Costs	(40)	(38)	(62)	(30)	(53)	(5)	25	(78)	(97)	20

Income (Loss) from Continuing Operations	$382	$631	$541	$(34)	$(40)	(39)	NM	$1,013	$(460)	NM
Income from Discontinued Operations (after-tax)	—	—	620	65	56	—	NM	—	110	NM

TOTAL NET INCOME (LOSS)	$382	$631	$1,161	$31	$16	(39)	NM	$1,013	$(350)	NM

Headcount	23,532	23,702	23,242	25,748	27,100	(1)	(13)	23,532	27,100	(13)

(a)	The Firm adopted SFAS 157 in the first quarter of 2007. For additional information, see the Firm’s March 31, 2007, Form 10-Q.
(b)	Quarters ending in 2007 included the reclassification of certain private equity carried interest from Net revenue to Compensation expense.
(c)	Included a gain of $103 million in the second quarter of 2006 related to the initial public offering of MasterCard.
(d)	Included insurance recoveries related to settlement of the Enron and WorldCom class action litigations and for certain other material legal proceedings of $137 million, $17 million and $260 million for the quarters ended December 31, 2006, September 30, 2006, and June 30, 2006, respectively. Year-to-date insurance recoveries were $358 million for 2006.
(e)	Included a tax benefit of $359 million related to audit resolutions in the fourth quarter of 2006.
(f)	On October 1, 2006, the Firm completed the exchange of selected corporate trust businesses for the consumer, business banking and middle-market banking businesses of The Bank of New York. The results of operations of these corporate trust businesses were reported as discontinued operations for 2006. Included $622 million gain on sale in the fourth quarter of 2006.

JPMORGAN CHASE & CO. CORPORATE
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q07 Change				2007 Change
	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06	2007	2006	2006
SUPPLEMENTAL
TREASURY
Securities Gains (Losses) (a)	$(227)	$(8)	$7	$24	$(492)	NM %	54%	$(235)	$(650)	64%
Investment Securities Portfolio (Average)	87,760	86,436	80,616	68,619	63,714	2	38	87,102	51,917	68
Investment Securities Portfolio (Ending)	86,821	88,681	82,091	77,116	61,990	(2)	40	86,821	61,990	40
Mortgage Loans (Average) (b)	26,830	25,244	—	—	—	6	NM	26,041	—	NM
Mortgage Loans (Ending) (b)	27,299	26,499	—	—	—	3	NM	27,299	—	NM

PRIVATE EQUITY
Private Equity Gains (Losses)
Direct Investments
Realized Gains	$985	$723	$254	$194	$568	36	73	$1,708	$775	120
Write-ups / (Write-downs) (c)	209	648	12	(21)	(74)	(68)	NM	857	(64)	NM
Mark-to-Market Gains (Losses)	81	(127)	(6)	25	49	NM	65	(46)	53	NM

Total Direct Investments	1,275	1,244	260	198	543	2	135	2,519	764	230
Third-Party Fund Investments	53	34	27	28	6	56	NM	87	22	295

Total Private Equity Gains (d)	$1,328	$1,278	$287	$226	$549	4	142	$2,606	$786	232

Private Equity Portfolio Information
Direct Investments
Publicly-Held Securities
Carrying Value	$465	$389	$587	$696	$589	20	(21)
Cost	367	366	451	539	446	—	(18)
Quoted Public Value	600	493	831	1,022	808	22	(26)
Privately-Held Direct Securities
Carrying Value	5,247	5,294	4,692	4,241	4,321	(1)	21
Cost	5,228	5,574	5,795	5,482	5,647	(6)	(7)
Third-Party Fund Investments
Carrying Value	812	744	802	682	642	9	26
Cost	1,067	1,026	1,080	1,000	963	4	11

Total Private Equity Portfolio — Carrying Value	$6,524	$6,427	$6,081	$5,619	$5,552	2	18

Total Private Equity Portfolio — Cost	$6,662	$6,966	$7,326	$7,021	$7,056	(4)	(6)

(a)	Losses reflected repositioning of the Treasury investment securities portfolio. Excluded gains/losses on securities used to manage risk associated with MSRs.
(b)	As of January 1, 2007, $19.4 billion and $5.3 billion of held-for-investment residential mortgage loans were transferred from RFS and AM, respectively, to the Corporate segment for risk management and reporting purposes. Although the loans, together with the responsibility for the investment management of the portfolio, were transferred to Treasury, the transfer had no impact on the financial results of Corporate.
(c)	The Firm adopted SFAS 157 in the first quarter of 2007. For additional information, see the Firm’s March 31, 2007, Form 10-Q. Quarters ending in 2007 included the reclassification of certain private equity carried interest from Net revenue to Compensation expense.
(d)	Included in Principal Transactions.

CREDIT-RELATED INFORMATION

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION
(in millions)

						Jun 30, 2007
						Change
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2007	2007	2006	2006	2006	2007	2006
CREDIT EXPOSURE
WHOLESALE (a)
Loans — U.S.	$111,082	$108,627	$118,686	$123,791	$125,870	2%	(12)%
Loans — Non-U.S.	70,886	59,567	65,056	55,612	52,345	19	35

TOTAL WHOLESALE LOANS — REPORTED (b)	181,968	168,194	183,742	179,403	178,215	8	2

CONSUMER (c)
Home Equity	90,989	87,741	85,730	80,399	77,826	4	17
Mortgage (includes RFS and Corporate)	43,114	46,574	59,668	60,075	60,014	(7)	(28)
Auto Loans and Leases	41,231	40,937	41,009	40,310	42,184	1	(2)
Credit Card — Reported	80,495	78,173	85,881	78,587	72,961	3	10
Other Loans	27,240	28,146	27,097	24,770	23,904	(3)	14

TOTAL CONSUMER LOANS — REPORTED (d)	283,069	281,571	299,385	284,141	276,889	1	2

TOTAL LOANS — REPORTED (e)	465,037	449,765	483,127	463,544	455,104	3	2
Credit Card — Securitizations	67,506	68,403	66,950	65,245	66,349	(1)	2

TOTAL LOANS — MANAGED	532,543	518,168	550,077	528,789	521,453	3	2
Derivative Receivables	59,038	49,647	55,601	58,265	54,075	19	9

TOTAL CREDIT-RELATED ASSETS	591,581	567,815	605,678	587,054	575,528	4	3
Wholesale Lending-Related Commitments	435,718	412,382	391,424	374,417	366,914	6	19

TOTAL	$1,027,299	$980,197	$997,102	$961,471	$942,442	5	9

Memo: Total by Category
Total Wholesale Exposure (f)	$676,724	$630,223	$630,767	$612,085	$599,204	7	13
Total Consumer Managed Loans (g)	350,575	349,974	366,335	349,386	343,238	—	2

Total	$1,027,299	$980,197	$997,102	$961,471	$942,442	5	9

Risk Profile of Wholesale Credit Exposure:

Investment-Grade (h)	$532,582	$487,404	$490,185	$481,249	$464,982	9	15

Noninvestment-Grade: (h)
Noncriticized	128,842	122,759	113,049	106,831	105,383	5	22
Criticized Performing	4,996	5,117	4,599	4,169	3,431	(2)	46
Criticized Nonperforming	252	263	427	674	783	(4)	(68)

Total Noninvestment-Grade	134,090	128,139	118,075	111,674	109,597	5	22

Loans Held-for-Sale	10,052	14,680	22,256	18,889	24,323	(32)	(59)
Purchased Nonperforming Wholesale Loans (i)	—	—	251	273	302	—	NM

Total Wholesale Exposure	$676,724	$630,223	$630,767	$612,085	$599,204	7	13

(a)	Included Investment Bank, Commercial Banking, Treasury & Securities Services and Asset Management.
(b)	As a result of the adoption of SFAS 159 in the first quarter of 2007, $11.7 billion of wholesale loans were reclassified to Trading assets and excluded from wholesale loans reported.
(c)	Included Retail Financial Services, Card Services and residential mortgage loans reported in the Corporate segment.
(d)	As a result of the adoption of SFAS 159 in the first quarter of 2007, $11.6 billion of consumer loans were reclassified to Trading Assets and excluded from consumer loans reported.
(e)	Included $1.5 billion and $900 million of wholesale loans carried at fair value at June 30, 2007, and March 31, 2007, respectively.
(f)	Represents Total Wholesale Loans, Derivative Receivables and Wholesale Lending-Related Commitments.
(g)	Represents Total Consumer Loans plus Credit Card Securitizations, excluding consumer lending-related commitments.
(h)	Excluded HFS loans.
(i)	Represents distressed HFS wholesale loans purchased as part of IB’s proprietary activities, which were excluded from nonperforming assets. During the first quarter of 2007, the Firm elected the fair value option of accounting for this portfolio of nonperforming loans. These loans were classified as Trading assets for quarters ending on or after March 31, 2007.

Note:	The risk profile is based on JPMorgan Chase’s internal risk ratings, which generally correspond to the following ratings as defined by Standard & Poor’s / Moody’s: Investment-Grade: AAA / Aaa to BBB- / Baa3 Noninvestment-Grade: BB+ / Ba1 and below

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Jun 30, 2007
						Change
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2007	2007	2006	2006	2006	2007	2006
NONPERFORMING ASSETS AND RATIOS
WHOLESALE LOANS (a)
Loans — U.S.	$190	$205	$309	$486	$663	(7)%	(71)%
Loans — Non-U.S.	38	62	82	170	148	(39)	(74)

TOTAL WHOLESALE LOANS-REPORTED (b)	228	267	391	656	811	(15)	(72)

CONSUMER LOANS (c)
Home Equity	483	459	454	400	403	5	20
Mortgage (includes RFS and Corporate)	1,034	960	769	588	503	8	106
Auto Loans and Leases	81	95	132	130	133	(15)	(39)
Credit Card — Reported	8	9	9	10	11	(11)	(27)
Other Loans	335	326	322	286	300	3	12

TOTAL CONSUMER LOANS-REPORTED (d)	1,941	1,849	1,686	1,414	1,350	5	44

TOTAL LOANS REPORTED (b)	2,169	2,116	2,077	2,070	2,161	3	—
Derivative Receivables	30	36	36	35	36	(17)	(17)
Assets Acquired in Loan Satisfactions	387	269	228	195	187	44	107

TOTAL NONPERFORMING ASSETS (b)	$2,586	$2,421	$2,341	$2,300	$2,384	7	8

TOTAL NONPERFORMING LOANS TO TOTAL LOANS	0.47%	0.47%	0.43%	0.45%	0.47%

NONPERFORMING ASSETS BY LOB
Investment Bank	$119	$128	$269	$456	$525	(7)	(77)
Retail Financial Services	2,097	1,910	1,902	1,595	1,520	10	38
Card Services	8	9	9	10	11	(11)	(27)
Commercial Banking	137	142	122	160	230	(4)	(40)
Treasury & Securities Services	—	—	—	22	22	—	NM
Asset Management	21	35	39	57	76	(40)	(72)
Corporate (e)	204	197	—	—	—	4	NM

TOTAL	$2,586	$2,421	$2,341	$2,300	$2,384	7	8

(a)	Included nonperforming HFS loans of $25 million, $4 million, $4 million, $21 million and $70 million at June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006, and June 30, 2006, respectively.
(b)	Excluded purchased HFS wholesale loans.
(c)	Included nonperforming HFS loans of $215 million, $112 million, $116 million, $24 million and $9 million at June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006, and June 30, 2006, respectively.
(d)	Excluded nonperforming assets related to (1) loans eligible for repurchase as well as loans repurchased from GNMA pools that are insured by U.S. government agencies and U.S. government-sponsored enterprises of $1.2 billion, $1.3 billion, $1.2 billion, $1.1 billion and $1.1 billion at June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006, and June 30, 2006, respectively, and (2) education loans that are 90 days past due and still accruing, which were insured by U.S. government agencies under the Federal Family Education Loan Program of $200 million, $178 million, $219 million, $189 million and $163 million for the quarters ended June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006, and June 30, 2006, respectively. These amounts for GNMA and education loans are excluded, as reimbursement is proceeding normally.
(e)	Relates to held-for-investment prime mortgage loans transferred from RFS and AM to the Corporate segment.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q07 Change				2007 Change
	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06	2007	2006	2006
GROSS CHARGE-OFFS
Wholesale Loans	$13	$17	$76	$48	$23	(24)%	(43)%	$30	$62	(52)%
Consumer (includes RFS and Corporate)	321	241	266	186	172	33	87	562	350	61
Credit Card — Reported	877	847	801	777	653	4	34	1,724	1,318	31

Total Loans — Reported	1,211	1,105	1,143	1,011	848	10	43	2,316	1,730	34
Credit Card — Securitizations	704	702	694	702	656	—	7	1,406	1,183	19

Total Loans — Managed	1,915	1,807	1,837	1,713	1,504	6	27	3,722	2,913	28

RECOVERIES

Wholesale Loans	42	23	48	59	42	83	—	65	101	(36)
Consumer (includes RFS and Corporate)	48	53	52	58	59	(9)	(19)	101	116	(13)
Credit Card — Reported	136	126	113	104	93	8	46	262	191	37

Total Loans — Reported	226	202	213	221	194	12	16	428	408	5
Credit Card — Securitizations	114	109	101	95	95	5	20	223	173	29

Total Loans — Managed	340	311	314	316	289	9	18	651	581	12

NET CHARGE-OFFS

Wholesale Loans	(29)	(6)	28	(11)	(19)	(383)	(53)	(35)	(39)	10
Consumer (includes RFS and Corporate)	273	188	214	128	113	45	142	461	234	97
Credit Card — Reported	741	721	688	673	560	3	32	1,462	1,127	30

Total Loans — Reported	985	903	930	790	654	9	51	1,888	1,322	43
Credit Card — Securitizations	590	593	593	607	561	(1)	5	1,183	1,010	17

Total Loans — Managed	$1,575	$1,496	$1,523	$1,397	$1,215	5	30	$3,071	$2,332	32

NET CHARGE-OFF RATES — ANNUALIZED
Wholesale Loans (a)	(0.07)%	(0.02)%	0.07%	(0.03)%	(0.05)%			(0.04)%	(0.05)%
Consumer (includes RFS and Corporate) (b)	0.57	0.47	0.45	0.27	0.24			0.49	0.25
Credit Card — Reported	3.76	3.57	3.35	3.48	3.29			3.66	3.33
Total Loans — Reported (a) (b)	0.90	0.85	0.84	0.74	0.64			0.88	0.66
Credit Card — Securitizations	3.46	3.56	3.57	3.70	3.26			3.51	2.94
Total Loans — Managed (a) (b)	1.25	1.22	1.20	1.13	1.02			1.23	1.00

Memo: Credit Card — Managed	3.62	3.57	3.45	3.58	3.28			3.59	3.13

(a)	Average wholesale Loans held-for-sale were $14.3 billion, $13.3 billion, $24.5 billion, $24.4 billion and $20.3 billion for the quarters ended June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006, and June 30, 2006, respectively, and $13.8 billion and $19.9 billion for year-to-date 2007 and 2006, respectively. Average wholesale loans carried at fair value were $1.3 billion and $900 million for the quarters ended June 30, 2007, and March 31, 2007, respectively, and $1.1 billion for year-to-date 2007. These amounts were excluded when calculating the net charge-off rates.
(b)	Average consumer (excluding Card) Loans held-for-sale were $11.7 billion, $21.7 billion, $21.2 billion, $14.0 billion and $12.9 billion for the quarters ended June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006, and June 30, 2006, respectively, and $16.7 billion and $14.6 billion for year-to-date 2007 and 2006, respectively. These amounts were not included in the net charge-off rates.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q07 Change				2007 Change
	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06	2007	2006	2006
SUMMARY OF CHANGES IN THE ALLOWANCE FOR LOAN LOSSES
Beginning Balance	$7,300	$7,279	$7,056	$7,076	$7,275	—%	—%	$7,279	$7,090	3%
Net Charge-Offs	(985)	(903)	(930)	(790)	(654)	(9)	(51)	(1,888)	(1,322)	(43)
Provision for Loan Losses	1,316	979	1,085	768	453	34	191	2,295	1,300	77
Other (a) (b)	2	(55)	68	2	2	NM	—	(53)	8	NM

Ending Balance	$7,633	$7,300	$7,279	$7,056	$7,076	5	8	$7,633	$7,076	8

SUMMARY OF CHANGES IN THE ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning Balance	$553	$524	$468	$424	$384	6	44	$524	$400	31
Provision for Lending-Related Commitments	213	29	49	44	40	NM	433	242	24	NM
Other (b)	—	—	7	—	—	—	—	—	—	—

Ending Balance	$766	$553	$524	$468	$424	39	81	$766	$424	81

ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Wholesale
Asset Specific	$52	$54	$51	$101	$160	(4)	(68)
Formula — Based	2,650	2,639	2,660	2,473	2,409	—	10

Total Wholesale	2,702	2,693	2,711	2,574	2,569	—	5

Consumer (c)

Formula — Based	4,931	4,607	4,568	4,482	4,507	7	9

Total Allowance for Loan Losses	7,633	7,300	7,279	7,056	7,076	5	8
Allowance for Lending-Related Commitments	766	553	524	468	424	39	81

Total Allowance for Credit Losses	$8,399	$7,853	$7,803	$7,524	$7,500	7	12

Wholesale Allowance for Loan Losses to Total Wholesale Loans (d)	1.59%	1.76%	1.68%	1.61%	1.67%
Consumer Allowance for Loan Losses to Total Consumer Loans (e)	1.79	1.72	1.71	1.68	1.70
Allowance for Loan Losses to Total Loans (d) (e)	1.71	1.74	1.70	1.65	1.69
Allowance for Loan Losses to Total Nonperforming Loans (f)	396	365	372	348	340

ALLOWANCE FOR LOAN LOSSES BY LOB
Investment Bank	$1,037	$1,037	$1,052	$1,010	$1,038	—	—
Retail Financial Services	1,772	1,453	1,392	1,306	1,321	22	34
Card Services	3,096	3,092	3,176	3,176	3,186	—	(3)
Commercial Banking	1,551	1,531	1,519	1,431	1,394	1	11
Treasury & Securities Services	9	11	7	9	9	(18)	—
Asset Management	105	114	121	112	117	(8)	(10)
Corporate (g)	63	62	12	12	11	2	473

Total	$7,633	$7,300	$7,279	$7,056	$7,076	5	8

(a)	First quarter of 2007 primarily related to the Firm’s adoption of SFAS 159 effective January 1, 2007.
(b)	Fourth quarter of 2006 reflected The Bank of New York transaction.
(c)	Included RFS, Card Services and Corporate.
(d)	Wholesale Loans held-for-sale were $10.1 billion, $14.7 billion, $22.5 billion, $19.2 billion and $24.6 billion at June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006, and June 30, 2006, respectively. Wholesale loans carried at fair value were $1.5 billion and $900 million for the quarters ended June 30, 2007, and March 31, 2007, respectively. These amounts were excluded when calculating the allowance coverage ratios.
(e)	Consumer Loans held-for-sale were $8.3 billion, $13.4 billion, $32.7 billion, $17.0 billion and $11.8 billion at June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006, and June 30, 2006, respectively. These amounts were excluded when calculating the allowance coverage ratios.
(f)	Nonperforming Loans held-for-sale were $240 million, $116 million, $120 million, $45 million and $79 million at June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006, and June 30, 2006, respectively. These amounts were excluded when calculating the allowance coverage ratios.
(g)	March 31, 2007 included $50 million associated with mortgages originated by RFS and AM and transferred to Corporate to be risk managed by the Chief Investment Office and $12 million related to Hurricane Katrina.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q07 Change				2007 Change
	2Q07	1Q07	4Q06	3Q06	2Q06	1Q07	2Q06	2007	2006	2006
PROVISION FOR CREDIT LOSSES
LOANS
Investment Bank	$(13)	$35	$50	$(36)	$(91)	NM %	86%	$22	$98	(78)%
Commercial Banking	10	17	86	55	(24)	(41)	NM	27	(8)	NM
Treasury & Securities Services	(1)	4	(2)	1	4	NM	NM	3	—	NM
Asset Management	(13)	(8)	12	(29)	(7)	(63)	(86)	(21)	(13)	(62)
Corporate	—	—	(2)	1	—	—	—	—	—	—

Total Wholesale	(17)	48	144	(8)	(118)	NM	86	31	77	(60)

Retail Financial Services	589	292	253	113	101	102	483	881	186	374
Card Services (a)	741	636	688	663	470	17	58	1,377	1,037	33
Corporate (b)	3	3	—	—	—	—	NM	6	—	NM

Total Consumer	1,333	931	941	776	571	43	133	2,264	1,223	85

Total Provision for Loan Losses	1,316	979	1,085	768	453	34	191	2,295	1,300	77

LENDING-RELATED COMMITMENTS
Investment Bank	$177	$28	13	$43	$29	NM	NM	$205	$23	NM
Commercial Banking	35	—	25	(1)	12	NM	192	35	3	NM
Treasury & Securities Services	1	2	—	—	—	(50)	NM	3	—	NM
Asset Management	2	(1)	2	1	—	NM	NM	1	(1)	NM

Total Wholesale	215	29	40	43	41	NM	424	244	25	NM

Retail Financial Services	(2)	—	9	1	(1)	NM	(100)	(2)	(1)	(100)
Card Services	—	—	—	—	—	—	—	—	—	—

Total Consumer	(2)	—	9	1	(1)	NM	(100)	(2)	(1)	(100)

Total Provision for Lending-Related Commitments	213	29	49	44	40	NM	433	242	24	NM

TOTAL PROVISION FOR CREDIT LOSSES
Investment Bank	$164	$63	$63	$7	$(62)	160	NM	$227	$121	88
Commercial Banking	45	17	111	54	(12)	165	NM	62	(5)	NM
Treasury & Securities Services	—	6	(2)	1	4	NM	NM	6	—	NM
Asset Management	(11)	(9)	14	(28)	(7)	(22)	(57)	(20)	(14)	(43)
Corporate	—	—	(2)	1	—	—	—	—	—	—

Total Wholesale	198	77	184	35	(77)	157	NM	275	102	170

Retail Financial Services	587	292	262	114	100	101	487	879	185	375
Card Services (a)	741	636	688	663	470	17	58	1,377	1,037	33
Corporate (b)	3	3	—	—	—	—	NM	6	—	NM

Total Consumer	1,331	931	950	777	570	43	134	2,262	1,222	85

Total Provision for Credit Losses	1,529	1,008	1,134	812	493	52	210	2,537	1,324	92

Securitized Credit Losses	590	593	593	607	561	(1)	5	1,183	1,010	17

Managed Provision for Credit Losses	$2,119	$1,601	$1,727	$1,419	$1,054	32	101	$3,720	$2,334	59

(a)	Second quarter of 2006 included a $90 million release of a $100 million special provision, originally recorded in the third quarter of 2005, related to Hurricane Katrina.
(b)	Included amounts related to held-for-investment prime mortgages transferred from RFS and AM to the Corporate segment.

CAPITAL

JPMORGAN CHASE & CO. CAPITAL
(in millions, except per share and ratio data)

	QUARTERLY TRENDS									YEAR-TO-DATE
								2Q07 Change				2007 Change
	2Q07			1Q07	4Q06	3Q06	2Q06	1Q07	2Q06	2007	2006	2006
COMMON SHARES OUTSTANDING
Weighted-Average Basic Shares Outstanding	3,415.1			3,456.4	3,465.3	3,468.6	3,473.8	(1)%	(2)%	3,435.7	3,473.3	(1)%
Weighted-Average Diluted Shares Outstanding	3,521.6			3,559.5	3,578.6	3,574.0	3,572.2	(1)	(1)	3,540.5	3,571.5	(1)
Common Shares Outstanding — at Period End	3,398.5			3,416.3	3,461.7	3,467.5	3,470.6	(1)	(2)	3,398.5	3,470.6	(2)

Cash Dividends Declared per Share	$0.38			$0.34	$0.34	$0.34	$0.34	12	12	$0.72	$0.68	6
Book Value per Share	35.08			34.45	33.45	32.75	31.89	2	10	35.08	31.89	10
Dividend Payout (a)	31%			25%	27%	37%	35%			28%	37%

NET INCOME	$4,234			$4,787	$4,526	$3,297	$3,540	(12)	20	$9,021	$6,621	36
Preferred Dividends	—			—	—	—	—	—	—	—	4	NM

Net Income Applicable to Common Stock	$4,234			$4,787	$4,526	$3,297	$3,540	(12)	20	$9,021	$6,617	36

INCOME PER SHARE
Basic Earnings per Share
Income from continuing operations	$1.24			$1.38	$1.13	$0.93	$1.00	(10)	24	$2.63	$1.87	41
Net Income	1.24			1.38	1.31	0.95	1.02	(10)	22	2.63	1.91	38

Diluted Earnings per Share
Income from continuing operations	$1.20			$1.34	$1.09	$0.90	$0.98	(10)	22	$2.55	$1.82	40
Net Income	1.20			1.34	1.26	0.92	0.99	(10)	21	2.55	1.85	38

SHARE PRICE
High	$53.25			$51.95	$49.00	$47.49	$46.80	3	14	$53.25	$46.80	14
Low	47.70			45.91	45.51	40.40	39.33	4	21	45.91	37.88	21
Close	48.45			48.38	48.30	46.96	42.00	—	15	48.45	42.00	15
Market Capitalization	164,659			165,280	167,199	162,835	145,764	—	13	164,659	145,764	13

STOCK REPURCHASE PROGRAM (b)
Aggregate Repurchases	$1,875.3			$4,000.9	$1,000.3	$900.0	$745.5	(53)	152	$5,876.2	$2,035.8	189
Common Shares Repurchased	36.7			80.9	21.1	20.0	17.7	(55)	107	117.6	49.5	138
Average Purchase Price	$51.13			$49.45	$47.33	$44.88	$42.24	3	21	$49.97	$41.14	21

CAPITAL RATIOS
Tier 1 Capital	$85,096	(c	)	$82,538	$81,055	$79,830	$74,983	3	13
Total Capital	122,276	(c	)	115,142	115,265	111,670	106,283	6	15
Risk-Weighted Assets	1,016,347	(c	)	972,813	935,909	926,455	884,228	4	15
Adjusted Average Assets	1,376,727	(c	)	1,324,145	1,308,699	1,257,364	1,282,233	4	7
Tier 1 Capital Ratio	8.4%	(c	)	8.5%	8.7%	8.6%	8.5%
Total Capital Ratio	12.0	(c	)	11.8	12.3	12.1	12.0
Tier 1 Leverage Ratio	6.2	(c	)	6.2	6.2	6.3	5.8

INTANGIBLE ASSETS (PERIOD-END)
Goodwill	$45,254			$45,063	$45,186	$43,372	$43,498	—	4
Mortgage Servicing Rights	9,499			7,937	7,546	7,378	8,247	20	15
Purchased Credit Card Relationships	2,591			2,758	2,935	2,982	3,138	(6)	(17)
All Other Intangibles	4,103			4,205	4,371	4,078	4,231	(2)	(3)

Total Intangibles	$61,447			$59,963	$60,038	$57,810	$59,114	2	4

(a)	Based on Net income amounts.
(b)	Excluded commission costs.
(c)	Estimated.

JPMORGAN CHASE & CO. Glossary of Terms

ACH: Automated Clearing House
Average Managed Assets: Refers to total assets on the Firm’s balance sheet plus credit card receivables that have been securitized.
Beneficial interest issued by consolidated VIEs: Represents the interest of third-party holders of debt/equity securities, or other obligations, issued by VIEs that JPMorgan Chase consolidates under FIN 46R. The underlying obligations of the VIEs consist of short-term borrowings, commercial paper and long-term debt. The related assets consist of trading assets, available-for-sale securities, loans and other assets.
Contractual Credit Card Charge-off: In accordance with the Federal Financial Institutions Examination Council policy, credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification of the filing of bankruptcy, whichever is earlier.
Corporate: Includes Private Equity, Treasury and Corporate Other, which includes other centrally managed expenses and discontinued operations.
Credit Card Securitizations: Card Services’ managed results excludes the impact of credit card securitizations on total net revenue, the provision for credit losses, net charge-offs and loan receivables. Through securitization, the Firm transforms a portion of its credit card receivables into securities, which are sold to investors. The credit card receivables are removed from the Consolidated balance sheets through the transfer of the receivables to a trust, and the sale of undivided interests to investors that entitle the investors to specific cash flows generated from the credit card receivables. The Firm retains the remaining undivided interests as seller’s interests, which are recorded in Loans on the Consolidated balance sheets. A gain or loss on the sale of credit card receivables to investors is recorded in Other Income. Securitization also affects the Firm’s Consolidated statements of income as the aggregate amount of interest income, certain fee revenue and recoveries that is in excess of the aggregate amount of interest paid to the investors, gross credit losses and other trust expenses related to the securitized receivables are reclassified into credit card income.
Discontinued operations: A component of an entity that is classified as held-for-sale or that has been disposed of from ongoing operations in its entirety or piecemeal, and for which the entity will not have any significant, continuing involvement. A discontinued operation may be a separate major business segment, a component of a major business segment or a geographical area of operations of the entity that can be separately distinguished operationally and for financial reporting purposes.
FIN 46(R): FASB Interpretation No. 46 (revised December 2003), “Consolidation of Variable Interest Entities, an interpretation of Accounting Research Bulletin No. 51.”
FIN 48: FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109.”
Interests in Purchased Receivables: Represent an ownership interest in cash flows of an underlying pool of receivables transferred by a third-party seller into a bankruptcy-remote entity, generally a trust.
Investment-grade: An indication of credit quality based upon JPMorgan Chase’s internal risk assessment system. “Investment-grade” generally represents a risk profile similar to a rating of a BBB-/Baa3 or better, as defined by independent rating agencies.
Managed Basis: A non-GAAP presentation of financial results that includes reclassifications related to credit card securitizations and taxable equivalents. Management uses this non-GAAP financial measure at the segment level because it believes this provides information to investors in understanding the underlying operational performance and trends of the particular business segment and facilitates a comparison of the business segment with the performance of competitors.
Managed Credit Card Receivables: Refers to credit card receivables on the Firm’s balance sheet plus credit card receivables that have been securitized.
Mark-to-market exposure: A measure, at a point in time, of the value of a derivative or foreign exchange contract in the open market. When the mark-to-market value is positive, it indicates the counterparty owes JPMorgan Chase and, therefore, creates a repayment risk for the Firm. When the mark-to-market value is negative, JPMorgan Chase owes the counterparty. In this situation, the Firm does not have repayment risk.
Merger: The July 1, 2004, merger with Bank One Corporation.
MSR Risk Management Revenue: Includes changes in MSR asset fair value due to inputs or assumptions in model and derivative valuation adjustments and other.
Net yield on interest-earning assets: The average rate for interest-earning assets less the average rate paid for all sources of funds.
NM: Not meaningful.
Overhead Ratio: Noninterest expense as a percentage of total net revenue.
Principal Transactions: Realized and unrealized gains and losses from trading activities (including physical commodities inventories that are accounted for at the lower of cost or fair value) and changes in fair value associated with instruments held by the Investment Bank for which the SFAS 159 fair value option was elected. Principal transactions also include private equity gains and losses.
Reported Basis: Financial statements prepared under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The reported basis includes the impact of credit card securitizations, but excludes the impact of taxable equivalent adjustments.
SFAS: Statement of Financial Accounting Standards.
SFAS 123R: “Share-Based Payment.”
SFAS 140: “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities — a replacement of FASB Statement No. 125.”
SFAS 157: “Fair Value Measurements.”
SFAS 159: “The Fair Value Option for Financial Assets and Financial Liabilities — Including an Amendment of FASB Statement No. 115.”
Tax-Equivalent Basis: Total net revenue for each of the business segments and the Firm is presented on a tax-equivalent basis. Accordingly, revenue from tax exempt securities and investments that receive tax credits is presented in the managed results on a basis comparable to taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenues arising from both taxable and tax-exempt sources. The corresponding income tax impact related to these items is recorded with income tax expense.
Unaudited: The financial statements and information included throughout this document are unaudited and have not been subjected to auditing procedures sufficient to permit an independent certified public accountant to express an opinion.
U.S. GAAP: Accounting principles generally accepted in the United States of America.
Value-at-Risk (“VAR”): A measure of the dollar amount of potential loss from adverse market moves in an ordinary market environment.

JPMORGAN CHASE & CO. Line of Business Metrics
Investment Banking

IB’S REVENUES COMPRISE THE FOLLOWING:
1. Investment banking fees includes advisory, equity underwriting, bond underwriting and loan syndication fees.
2. Fixed income markets includes client and portfolio management revenue related to both market-making and proprietary risk-taking across global fixed income markets, including government and corporate debt, foreign exchange, interest rate and commodities markets.
3. Equities markets includes client and portfolio management revenue related to market-making and proprietary risk-taking across global equity products, including cash instruments, derivatives and convertibles.
4. Credit portfolio revenue includes Net interest income, fees and loan sale activity for IB’s credit portfolio. Credit portfolio revenue also includes gains or losses on securities received as part of a loan restructuring, and changes in the credit valuation adjustment (“CVA”), which is the component of the fair value of a derivative that reflects the credit quality of the counterparty. Credit portfolio revenue also includes the results of risk management related to the Firm’s lending and derivative activities.

Retail Financial Services
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN REGIONAL BANKING:
1. Personal bankers — Retail branch office personnel who acquire, retain and expand new and existing customer relationships by assessing customer needs and recommending and selling appropriate banking products and services.
2. Sales specialists — Retail branch office personnel who specialize in the marketing of a single product, including mortgages, investments and business banking, by partnering with the personal bankers.
MORTGAGE BANKING REVENUES COMPRISE THE FOLLOWING:
1. Production revenue includes Mortgage Servicing Rights created from the sales of loans, net gains or losses on the sales of loans, and other production-related fees. Also includes revenue associated with originations of subprime mortgage loans.
2. Net mortgage servicing revenue
     a) Servicing revenue represents all gross income earned from servicing third-party mortgage loans including stated service fees, excess service fees, late fees, and other ancillary fees.
     b) Changes in MSR asset fair value due to:
          — market-based inputs such as interest rates and volatility, as well as updates to valuation assumptions used in the MSR valuation model.
          — servicing portfolio runoff (or time decay)
     c) Derivative valuation adjustments and other, which represents changes in the fair value of derivative instruments used to offset the impact of changes in the market-based inputs to the MSR valuation model.
3. MSR risk management results include changes in the MSR asset fair value due to inputs or assumptions and derivative valuation adjustments and other.
Retail Financial Services (continued)
MORTGAGE BANKING’S ORIGINATION CHANNELS COMPRISE THE FOLLOWING:
1. Retail — Borrowers who are buying or refinancing a home are directly contacted by a mortgage banker employed by the Firm using a branch office, the Internet or by phone. Borrowers are frequently referred to a mortgage banker by real estate brokers, home builders or other third parties.
2. Wholesale — A third-party mortgage broker refers loan applications to a mortgage banker at the Firm. Brokers are independent loan originators that specialize in finding and counseling borrowers but do not provide funding for loans.
3. Correspondent (including negotiated transactions) — Correspondents are banks, thrifts, other mortgage banks and other financial institutions that sell closed loans to the Firm. Correspondent negotiated transactions exclude purchased bulk servicing transactions and occur when mid- to large-sized mortgage lenders, banks and bank-owned mortgage companies sell servicing to the Firm on an as-originated basis. These transactions supplement traditional production channels and provide growth opportunities in the servicing portfolio in stable and rising-rate periods.

Card Services
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN CARD SERVICES:
1. Charge volume — Represents the dollar amount of cardmember purchases, balance transfers and cash advance activity.
2. Net accounts opened — Includes originations, purchases and sales.
3. Merchant acquiring business — Represents an entity that processes payments for merchants. JPMorgan Chase is a partner in Chase Paymentech Solutions, LLC.
4. Bank card volume — Represents the dollar amount of transactions processed for the merchants.
5. Total transactions — Represents the number of transactions and authorizations processed for the merchants.

JPMORGAN CHASE & CO. Line of Business Metrics (continued)
Commercial Banking

COMMERCIAL BANKING REVENUES COMPRISE THE FOLLOWING:
1. Lending includes a variety of financing alternatives, which are often provided on a basis secured by receivables, inventory, equipment, real estate or other assets. Products include term loans, revolving lines of credit, bridge financing, asset-backed structures, and leases.
2. Treasury services includes a broad range of products and services enabling clients to transfer, invest and manage the receipt and disbursement of funds, while providing the related information reporting. These products and services include U.S. dollar and multi-currency clearing, ACH, lockbox, disbursement and reconciliation services, check deposits, other check and currency-related services, trade finance and logistics solutions, commercial card, and deposit products, sweeps and money market mutual funds.
3. Investment banking products provide clients with sophisticated capital-raising alternatives, as well as balance sheet and risk management tools through loan syndications, investment-grade debt, asset-backed securities, private placements, high-yield bonds, equity underwriting, advisory, interest rate derivatives, and foreign exchange hedges.
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN COMMERCIAL BANKING:
1. Liability balances include deposits and deposits that are swept to on-balance sheet liabilities (e.g., commercial paper, Fed funds purchased, and repurchase agreements).
2. IB revenues, gross — Represents total revenue related to investment banking products sold to CB clients.

Treasury & Securities Services
Treasury & Securities Services firmwide metrics include certain TSS product revenues and liability balances reported in other lines of business related to customers who are also customers of those other lines of business. In order to capture the firmwide impact of TS and TSS products and revenues, management reviews firmwide metrics such as liability balances, revenues and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary, in management’s view, in order to understand the aggregate TSS business.
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN TREASURY & SECURITIES SERVICES:
Liability balances include deposits and deposits that are swept to on-balance sheet liabilities (e.g., commercial paper, Fed funds purchased, and repurchase agreements).
Asset Management
Assets Under Management: Represent assets actively managed by Asset Management on behalf of institutional, private banking, private client services and retail clients. Excludes assets managed by American Century Companies, Inc., in which the Firm has a 44% ownership interest.
Assets Under Supervision: Represents assets under management as well as custody, brokerage, administration and deposit accounts.
Alternative Assets: The following types of assets constitute alternative investments — hedge funds, currency, real estate and private equity.
AM’s CLIENT SEGMENTS COMPRISE THE FOLLOWING:
1. Institutional brings comprehensive global investment services — including asset management, pension analytics, asset-liability management and active risk budgeting strategies — to corporate and public institutions, endowments, foundations, not-for-profit organizations and governments worldwide.
2. Retail provides worldwide investment management services and retirement planning and administration through third-party and direct distribution of a full range of investment vehicles.
3. The Private Bank addresses every facet of wealth management for ultra-high-net-worth individuals and families worldwide, including investment management, capital markets and risk management, tax and estate planning, banking, capital raising and specialty-wealth advisory services.
4. Private Client Services offers high-net-worth individuals, families and business owners in the United States comprehensive wealth management solutions, including investment management, capital markets and risk management, tax and estate planning, banking, and specialty-wealth advisory services.